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                                                                   EXHIBIT 10.24


                         SUBSIDIARY SECURITY AGREEMENT
                             ADDINGTON MINING, INC.

         THIS SECURITY AGREEMENT (this "Agreement") is made as of November 11, 1997 by Addington Mining, Inc., a Kentucky corporation ("Debtor"), in favor of NationsBank of Texas, N.A., individually and as agent for the other Lenders that hereafter become parties to the Credit Agreement referenced below ("Secured Party").

                              W I T N E S S E T H:

         WHEREAS, Addington Enterprises, Inc., a Kentucky corporation ("Addington"), entered into a Credit Agreement dated as of October 8, 1997 with Secured Party (the "Original Credit Agreement"), pursuant to which NationsBank made loans to Addington, and funds were advanced to Addington pursuant to that certain promissory note dated October 8, 1997 and executed by Addington in the original principal amount of $50,000,000 payable to the order to NationsBank (the "Original Promissory Note");

         WHEREAS, Debtor executed that certain Guaranty dated as of October 31, 1997 in favor of Secured Party (the "Original Guaranty") and that certain Subsidiary Security Agreement dated as of October 31, 1997 in favor of Secured Party (the "Original Security Agreement");

         WHEREAS, contemporaneously with the execution and delivery hereof, Addington has sold substantially all of its assets to AEI Holding Company, Inc., a Delaware corporation ("Borrower"), and Borrower has assumed substantially all of the outstanding indebtedness and obligations of Addington, including but not limited to all indebtedness and obligations of Addington owing to NationsBank and Secured Party under the Original Credit Agreement and the Original Promissory Note;

         WHEREAS, Borrower, Agent, and Lenders have entered into that certain Credit Agreement of even date herewith, (herein, as from time to time amended, supplemented or restated, called the "Credit Agreement"), pursuant to which funds are to be advanced to Borrower under the Notes (as such term is defined below) which funds may be further advanced by Borrower to its Affiliates, including Debtor (the Credit Agreement amended and restated the Original Credit Agreement in its entirety);

         WHEREAS, Borrower has executed (I) that certain Promissory Note of even date herewith payable to the order of NationsBank in the original principal amount of $30,000,000 on or before the Maturity Date and (ii) that certain Promissory Note of even date herewith payable to the order of The Provident Bank in the original principal amount of $20,000,000 on or before the Maturity Date (such promissory notes, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefor or thereof, in whole or in part, being herein collectively called the "Notes"), which Notes renewed and extended the Original Promissory Note;


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         WHEREAS, pursuant to the Credit Agreement, Debtor is concurrently herewith giving to Agent for the benefit of Lenders a Guaranty of even date herewith which amends and restates in its entirety the Original Guaranty (herein, as from time to time amended, supplemented or restated, called the "Guaranty");

         WHEREAS, it is a condition precedent to Lenders' obligations to advance funds pursuant to the Credit Agreement that Debtor shall execute and deliver to Secured Party an amendment and restatement of the Original Security Agreement;

         WHEREAS, Borrower owns all of the issued and outstanding shares of capital stock of Debtor;

         WHEREAS, the board of directors of Debtor has determined that Debtor's execution, delivery and performance of this Agreement may reasonably be expected to benefit Debtor, directly or indirectly, and is in the best interests of Debtor;

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to extend such credit under the Credit Agreement, Debtor hereby agrees with Secured Party, for the benefit of Lenders and Secured Party, as follows:

                                   ARTICLE I

                           Definitions and References

         Section 1.1. General Definitions. As used herein, the terms "Agreement", "Debtor", and "Credit Agreement" shall have the meanings indicated above, and the following terms shall have the following meanings:

         "Collateral" means all property, of whatever type, which is described in Section 2.1 as being at any time subject to a security interest granted hereunder to Secured Party.

         "Collateral Account" has the meaning given it in Section 4.1(e).

         "Commitment" means the agreement or commitment by Lenders to make loans or otherwise extend credit to Debtor under the Credit Agreement, and any other agreement, commitment, statement of terms or other document contemplating the making of loans or advances or other extension of credit by Lenders to or for the account of Debtor which is now or at any time hereafter intended to be secured by the Collateral under this Agreement.

         "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing inventory, equipment, or other goods.


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         "Excluded Collateral" means, collectively, all of the following which are being sold in connection with the sale by Borrower of its Mining Technologies Division and which have been transferred from Borrower to Debtor:

                  (a) Receivables relating: (i) to the assets listed in Schedules 2.1(b), 2.1(c)(1) and 2.1(c)(2) and 2.1(h); (ii) to coal mining operations performed under contracts with third parties for the benefit of such third parties and (iii) Receivables arising from services performed by Borrower for third parties in Borrower's shops.

                  (b) General Intangibles listed in Schedule 2.1(b), 2.1(c)(1) and 2.1(c)(2) or relating to the assets listed in Schedule 2.1(h);

                  (c) Documents relating to the assets listed in Schedules 2.1(b) or 2.1(h) or assets subject to the leases listed in Schedule 2.1(c)(2);

                  (d) Instruments relating to the assets listed in Schedules 2.1(b), 2.1(c)(1) and 2.1(c)(2) and 2.1(h);

                  (e) Inventory listed in Schedule 2.1(h);

                  (f) Investment Property listed in Schedules 2.1(c)(1) or (c)
         (2); and

                  (g) Equipment listed in Schedule 2.1(h) or relating to the Contracts listed in Schedule 2.1(c)(2);

         "Equipment" means all equipment (as defined in the UCC) in whatever form, wherever located, and whether now or hereafter existing, and all parts thereof, all accessions thereto, and all replacements therefor, including but not limited to the Operating Equipment.

         "General Intangibles" means all general intangibles (as defined in the UCC) of any kind (including choses in action, tax refunds, insurance proceeds, and contract rights), and all instruments, security agreements, leases, contracts, and other rights (except those constituting Receivables, Documents, or Instruments) to receive payments of money or the ownership or possession of property. The General Intangibles include, among other items, all Intellectual Property.

         "Instruments" means all "instruments", "chattel paper" or "letters of credit" (as each is defined in" the UCC).

         "Intellectual Property" means any Patents, Patent Licenses, Trademarks, and Trademark Licenses.

         "Inventory" means all inventory (as defined in the UCC) in all of its forms, wherever located and whether now or hereafter existing, including (a) all movable property and other


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goods held for sale or lease, all movable property and other goods furnished or to be furnished under contracts of service, all raw materials and work in process, and all materials and supplies used or consumed in a business, including but not limited to all coal and other minerals after extraction, all stockpiles thereof and related products, (b) all movable property and other goods which are part of a product or mass, (C) all movable property and other goods which are returned to or repossessed by the seller, lessor, or supplier thereof, (d) all goods and substances in which any of the foregoing is commingled or to which any of the foregoing is added, and (e) all accessions to, products of, and documents for any of the foregoing.

         "Issuer" means any issuer of Subsidiary Shares and any successor of such Issuer.

         "Investment Property" means all "certificated securities", "uncertificated securities", "security entitlements", "security accounts", "commodity contracts" or "commodity accounts" (as each is defined in the UCC) and shall include, without limitation, all Subsidiary Shares.

         "Lenders" means the Persons who are from time to time "Lenders" as defined in the Credit Agreement.

         "Lien" means, with respect to any property or assets, any right or interest therein of a creditor to secure indebtedness of any kind which is owed to him or any other arrangement with such creditor which provides for the payment of such indebtedness out of such property or assets or which allows him to have such indebtedness satisfied out of such property or assets prior to the general creditors of any owner thereof, including without limitation any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise, but excluding any right of offset which arises without agreement in the ordinary course of business. "Lien" also means any filed financing statement, any registration with an issuer of uncertificated securities, or any other arrangement which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement is undertaken before or after such Lien exists.

         "Lockbox" has the meaning given it in Section 4.1(e).

         "Obligation Documents" means the Credit Agreement, the Notes, the Loan Documents, and all other documents and instruments under, by reason of which, or pursuant to which any or all of the Secured Obligations are evidenced, governed, secured, or otherwise dealt with, and all other agreements, certificates, and other documents, instruments and writings heretofore or hereafter delivered in connection herewith or therewith.

         "Other Liable Party" means any Person, other than Debtor, who may now or may at any time hereafter be primarily or secondarily liable for any of the Secured Obligations or who may


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now or may at any time hereafter have granted to Secured Party or Lenders a
Lien upon any property as security for the Secured Obligations.

         "Patent License" means any license or other agreement, whether now or hereafter in existence, under which is granted or authorized any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence.

         "Patents" means all the following: (a) all letters patent and design letters patent of the United States or any other country and all applications for letters patent and design letters patent of the United States or any other country, including applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or other country, or any political subdivision thereof. (b) all reissues, divisions, continuations, continuations-in-part, renewals and extensions thereof, (C) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (d) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "Perfection Certificate" means a certificate substantially in the form of Exhibit A, appropriately completed to the satisfaction of Secured Party and duly executed by the indicated officer or officers of Debtor.

         "Permitted Liens" means any Liens expressly permitted under Section
7.2 of the Credit Agreement.

         "Person" means an individual, corporation, partnership, association, joint stock company, trust, unincorporated organization or joint venture, or a court or governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

         "Proceeds" means, with respect to any property of any kind, all proceeds of, and all other profits, products, rentals or receipts, in whatever form, arising from any sale, exchange, collection, lease, licensing or other disposition of, distribution in respect of, or other realization upon, such property, including all claims against third parties for loss of, damage to or destruction of, or for proceeds payable under (or unearned premiums with respect to) insurance in respect of, such property (regardless of whether Secured Party is named a loss payee thereunder), and any payments paid or owing by any third party under any indemnity, warranty, or guaranty with respect to such property, and any condemnation or requisition payments with respect to such property, in each case whether now existing or hereafter arising.

         "Receivables" means (a) all accounts (as defined in the UCC) and all other rights to payment for goods or other personal property which have been (or are to be) sold, leased, or exchanged or for services which have been (or are to be) rendered, regardless of whether such accounts or other rights to payment have been earned by performance and regardless of whether


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such accounts or other rights to payment are evidenced by or characterized as accounts receivable, contract rights, book debts, notes, drafts or other obligations of indebtedness, (b) all Documents and Instruments of any kind relating to such accounts or other rights to payment or otherwise arising out of or in connection with the sale, lease or exchange of goods or other personal property or the rendering of services, (C) all rights in, to, or under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, rights to payment, Documents, or Instruments, (d) all rights in, to and under any purchase orders, service contracts, or other contracts out of which such accounts and other rights to payment arose (or will arise on performance), and (e) all rights in or pertaining to any goods arising out of or in connection with any such purchase orders, service contracts, or other contracts, including rights in returned or repossessed goods and rights of replevin, repossession, and reclamation.

         "Related Person" means Debtor, each Subsidiary of Debtor, Borrower and each Other Liable Party.

         "Secured Obligations" has the meaning given such term in Section 2.2.

         "Secured Party" means the Person named as such at the beginning of this Agreement, together with its successors and assigns as the "Agent" under the Credit Agreement.

         "Subsidiary" means, with respect to any Person, any corporation, association, partnership, joint venture, or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled by or owned fifty percent or more by such Person.

         "Subsidiary Shares" means all of the following issued by any Subsidiary of Debtor; (a) all shares of capital stock , (b) all units of membership interest, (C) all certificates representing any such shares and units, (d) all options and other rights, contractual or otherwise, at any time existing with respect to such shares and units, and (e) all dividends, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or units.

         "Trademark License" means any license or agreement, whether now or hereafter in existence, under which is granted or authorized any right to use any Trademark.

         "Trademarks" means all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (b) the goodwill of the business symbolized thereby or associated with each of them, (C) all registrations and applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or other country, or any political subdivision thereof, (d) all reissues,


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extensions and renewals thereof, (e) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (f) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

         "UCC" means the Uniform Commercial Code in effect in the State of Texas on the date hereof.

         Section 1.2. Other Definitions. Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein. All terms used in this Agreement which are defined in the UCC and not otherwise defined herein or in the Credit Agreement shall have the same meanings herein as set forth therein, except where the context otherwise requires.

         Section 1.3. Attachments. All exhibits or schedules which may be attached to this Agreement are a part hereof for all purposes.

         Section 1.4. Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including, but not limited to, references in Section 2.1) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

         Section 1.5. References and Titles. All references in this Agreement to Exhibits, Articles, Sections, subsections, and other subdivisions refer to the Exhibits, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive, and the word "including" (in all of its forms) means "including without limitation". Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.


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                                   ARTICLE II

                               Security Interest

         Section 2.1. Grant of Security Interest. As collateral security for all of the Secured Obligations, Debtor hereby pledges and assigns to Secured Party and grants to Secured Party a continuing security interest, for the benefit of Lenders, in and to all right, title and interest of Debtor in and to any and all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located, SAVE AND EXCEPT the Excluded Collateral:

         (a) all Receivables.

         (b) all General Intangibles.

         (c) all Documents.

         (d) all Instruments.

         (e) all Inventory.

         (f) all Investment Property.

         (g) all Equipment.

         (h) The Collateral Account and the Lockbox, all cash deposited therein from time to time, and all Liquid Investments referred to in Section 4.1(e).

         (i) All books and records (including, without limitation, customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer software, computer hardware, computer disks and tapes and other storage media, printouts and other materials and records) of Debtor pertaining to any of the Collateral.

         (j) All moneys and property of any kind of Debtor in the possession or under the control of Secured Party.

         (k) All Proceeds of any and all of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and howsoever Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

         Section 2.2. Secured Obligations Secured. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, indebtedness and liabilities, whether now existing or hereafter incurred or arising:

         (a) Credit Agreement Indebtedness. The payment by Debtor, as and when due and payable, of the "Obligations", as defined in the Credit Agreement, and of all amounts from time


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to time owing by Debtor under or in respect of the Credit Agreement, the Notes or any of the other Obligation Documents.

         (b) Guaranteed Indebtedness. The payment by Debtor, when due and payable, of all amounts from time to time owing by Debtor under or in respect of the Guaranty or any of the other Obligation Documents to which Debtor is a party, and the due performance by Debtor of all of its other respective obligations under or in respect of the Guaranty and such other Obligation Documents.

         (c) Interest Rate Hedges. The payment and performance of any and all present or future obligations of Debtor according to the terms of any present or future interest rate or currency rate swap, rate cap, rate floor, rate collar, exchange transaction, forward rate agreement, or other exchange rate protection agreements or any option with respect to any such transaction now existing or hereafter entered into between Debtor, any Subsidiary of Debtor, and one or more parties constituting any Lender (or any affiliate of any Lender).

         (d) Other Indebtedness. All loans and future advances made by Lenders to Debtor and all other debts, obligations and liabilities of every kind and character of Debtor now or hereafter existing in favor of Lenders, whether such debts, obligations or liabilities be direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Lenders or to a third party and subsequently acquired by Lenders and whether such debts, obligations or liabilities are evidenced by notes, open account, overdraft, endorsement, security agreement, guaranty or otherwise (it being contemplated that Debtor may hereafter become indebted to Lenders in further sum or sums but Lenders shall have no obligation to extend further indebtedness by reason of this Agreement).

         (e) Renewals. All renewals, extensions, amendments, modifications, supplements, or restatements of or substitutions for any of the foregoing.

         (f) Performance. The due performance and observance by Debtor of all of its other obligations from time to time existing under or in respect of any of the Obligation Documents.

As used herein, the term "Secured Obligations" refers to all present and future indebtedness, obligations and liabilities of whatever type which are described above in this section, including any interest which accrues after the commencement of any case, proceeding, or other action relating to the bankruptcy, insolvency, or reorganization of Debtor. Debtor hereby acknowledges that the Secured Obligations are owed to the various Lenders and that each Lender is entitled to the benefits of the Liens given under this Agreement. It is the intention of the Debtor, Secured Party and each Lender that this Agreement not constitute a fraudulent transfer or fraudulent conveyance under any state or federal law that may be applied hereto. Debtor and, by their acceptance hereof, Secured Party and each Lender hereby acknowledge and agree that, notwithstanding any other provision of this Agreement: (a) the indebtedness secured hereby shall be limited to the maximum amount of indebtedness that can be incurred or secured by Debtor without rendering this Agreement subject to avoidance under Section 548 of the United States


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

Bankruptcy Code or any comparable provisions of any applicable state or federal law, and (b) the Collateral pledged by Debtor hereunder shall be limited to the maximum amount of Collateral that can be pledged by Debtor without rendering this Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state or federal law.






                                  ARTICLE III

                   Representations, Warranties and Covenants

         Section 3.1. Representations and Warranties. Debtor hereby represents and warrants to Secured Party and Lenders as follows:

         (a) Ownership Free of Liens. Debtor has good and marketable title to the Collateral, free and clear of all Liens, encumbrances or adverse claims except for the security interest created by this Agreement and any Permitted Liens. No effective financing statement or other registration or instrument similar in effect covering all or any part of the Collateral is on file in any recording office except any which have been filed in favor of Secured Party relating to this Agreement and any which have been filed to perfect or protect any Permitted Lien. None of the Collateral is in the possession of any Person other than Debtor or Secured Party, except for Collateral being transported in the ordinary course of business.

         (b) No Conflicts or Consents. Neither the ownership or the intended use of the Collateral by Debtor, nor the grant of the security interest by Debtor to Secured Party herein, nor the exercise by Secured Party of its rights or remedies hereunder, will (I) conflict with any provision of (a) any domestic or foreign law, statute, rule or regulation, (b) the articles or certificate of incorporation, charter or bylaws of Debtor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any Lien, charge or encumbrance upon any assets or properties of Debtor or of any Related Person except for Permitted Liens expressly contemplated in the Obligation Documents. Except as expressly contemplated in the Obligation Documents, no consent, approval, authorization or order of, and no notice to or filing with any court, governmental authority, or third party is required in connection with the grant by Debtor of the security interest herein, or the exercise by Secured Party of its rights and remedies hereunder.

         (c) Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party as provided herein, free and clear of any Lien, adverse claim, or encumbrance. This Agreement creates a valid and binding security


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

interest in favor of Secured Party in the Collateral, which security interest secures all of the Secured Obligations.

         (d) Perfection Certificate. Debtor has previously completed and delivered the Perfection Certificate to Secured Party. The Perfection Certificate as so delivered is true, correct and complete.

         (e) Receivables. Each Receivable included within the Collateral represents the valid and legally binding indebtedness of a bona fide account debtor arising from the sale or lease by Debtor of goods or the rendition by Debtor of services, subject to no contra-accounts, setoffs, defenses, counterclaims, discounts, allowances, rebates, credits or adjustments by or available to account debtors obligated on such Receivable, except for Receivables of Debtor which do not in the aggregate exceed five percent (5%) of the aggregate face amount of all of Debtor's Receivables. No material amount of Debtor's Receivables is otherwise doubtful of collection except as has been disclosed to Secured Party in writing.

         (f) General Intangibles. Each General Intangible included within the Collateral which is material to Debtor's business represents the valid and legally binding obligation of each other Person who is a party thereto or who is otherwise stated to be obligated thereunder, subject to no contra-accounts, setoffs, defenses, counterclaims, discounts, allowances, rebates, credits or adjustments by or available to account debtors obligated thereon, except for those which (i) in the case of General Intangibles under which money is owing to Debtor, do not in the aggregate exceed five percent (5%) of the aggregate face amount of all such General Intangibles, and (ii) in the case of other General Intangibles, do not materially impair the value to Debtor or the enforcement by Debtor of such General Intangibles.

         (g) Intellectual Property. There is no Intellectual Property included within the Collateral which is material to Debtor's business.

         (h) Documents and Instruments. All Documents and Instruments included within the Collateral are valid and genuine. Any such Document or Instrument has only one original counterpart which constitutes collateral within the meaning of the UCC or the law of any applicable jurisdiction, and all such original counterparts (other than checks delivered in payment of Receivables in the ordinary course of business) have been delivered into the possession of Secured Party.

         (i) Goods. None of the Collateral which constitutes goods (i) is covered by any Document (other than Documents which are subject hereto and have been delivered to Secured Party), (ii) is subject to any landlord's lien or similar Lien (other than Permitted Liens), (iii) has been related to, attached to, or used in connection with any real property so as to constitute a fixture upon such real property (except for real property which is subject to a Lien in favor of Secured Party), (iv) is now kept or is intended to be kept at any location other than as set forth in the Perfection Certificate (except for goods in transit in the ordinary course of Debtor's business), (v) is installed in or affixed to other goods so as to be an accession to such other goods


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

(unless such other goods are included in the Collateral), or (vi) has been produced in violation of the Fair Labor Standards Act, as amended. All such goods are insured to the extent required under the Credit Agreement.

         (k) Investment Property. Debtor has delivered to Secured Party all Certificates, instruments, and writings evidencing Investment Property included within the Collateral. All such certificates, instruments, and writings are valid and genuine and have not been altered.


         (j) Subsidiary Shares. Debtor has delivered to Secured Party all certificates evidencing Subsidiary Shares. All such certificates are valid and genuine and have not been altered. All shares, units and other securities constituting the Subsidiary Shares have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any Person or of any agreement by which Debtor or the Issuer thereof is bound. All documentary, stamp or other taxes or fees owing in connection with the issuance, transfer or pledge of Subsidiary Shares (or rights in respect thereof) have been paid. No restrictions or conditions exist with respect to the transfer, voting or capital of any Subsidiary Shares. The Subsidiary Shares constitute the percentage of the class of issued shares of capital stock which is indicated on Exhibit B. No Issuer of any Subsidiary Shares has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding whereby any Person would be entitled to have issued to him capital stock of such Issuer.

         Section 3.2. General Covenants Applicable to All Collateral. Unless Secured Party shall otherwise consent in writing, Debtor will at all times comply with the covenants contained in this Section 3.2 from the date hereof and so long as any part of the Secured Obligations or the Commitment is outstanding.

         (a) Change of Name, Location, or Structure; Additional Filings. Debtor recognizes that financing statements pertaining to the Collateral have been or may be filed where Debtor maintains any Collateral, has its records concerning any Collateral or has its chief executive office or chief place of business. Without limitation of any other covenant herein, Debtor will not cause or permit any change to be made in its name, identity or corporate or partnership structure, or any change to be made to a jurisdiction other than as represented in Section 3.1 hereof in (I) the location of any Collateral, (ii) the location of any records concerning any Collateral or (iii) in the location of Debtor's chief executive office or principal place of business, unless Debtor shall have first (1) notified Secured Party of such change at least twenty (20) days prior to the effective date of such change, (2) taken all action requested by Secured Party (under the following subsection (b) or otherwise) for the purpose of further confirming and protecting Secured Party's security interests and rights under this Agreement and the perfection and priority thereof, and (3) if requested by Secured Party, provided to Secured Party a legal opinion to its satisfaction confirming that such change will not adversely affect in any way Secured Party's security interests and rights under this Agreement or the perfection or priority thereof. In any notice furnished pursuant to this subsection, Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of Secured Party's security interest in the Collateral.

         (b) Further Assurances. Debtor will, at its expense as from time to time requested by Secured Party, promptly execute and deliver all further instruments, agreements, filings and registrations, and take all further action, in order: (i) to confirm and validate this Agreement and Secured Party's rights and remedies hereunder, (ii) to correct any errors or omissions in the descriptions herein of the Secured Obligations or the Collateral or in any other provisions hereof, (iii) to perfect, register and protect the security interests and rights created or purported to be created hereby or to maintain or upgrade in rank the priority of such security interests and rights,
(iv) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, or (v) to otherwise give Secured Party the full benefits of the rights and remedies described in or granted under this Agreement. As part of the foregoing Debtor will, whenever requested by Secured Party (1) execute and file any financing statements, continuation statements, and other filings or registrations relating to Secured Party's security interests and rights hereunder, and any amendments thereto, and (2) mark its books and records relating to any Collateral to reflect that such Collateral is subject to this Agreement and the security interests hereunder. To the extent requested by Secured Party from time to time, Debtor will obtain from any material account debtor or other obligor on the Collateral the acknowledgment of such account debtor or obligor that such Collateral is subject to this Agreement.

         (c) Inspection of Collateral. Debtor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives appointed by Secured Party, including independent accountants, agents, attorneys, appraisers and any other persons, to inspect any of the Collateral and the books and records of or relating to the Collateral at any time during normal business hours, and to make photocopies and photographs thereof, and to write down and record any information which such representatives obtain; provided that such actions do not unreasonably interfere with Debtor's business..

         (d) Information. Upon the reasonable request from time to time by Secured Party, Debtor will furnish to Secured Party (i) any information concerning any covenant, provision or representation contained herein or any other matter in connection with the Collateral or Debtor's business, properties, or financial condition, and (ii) statements and schedules identifying and describing the Collateral and other reports and information requested in connection with the Collateral, all in reasonable detail.

         (e) Ownership, Liens, Possession and Transfers. Debtor will maintain good and marketable title to all Collateral (except Collateral which is sold in accordance with Section 7.5 of the Credit Agreement), free and clear of all Liens, encumbrances or adverse claims except for the security interest created by this Agreement and any Permitted Liens, and Debtor will not grant or allow any such Liens, encumbrances or adverse claims to exist. Debtor will not grant or allow to remain in effect, and Debtor will cause to be terminated, any financing statement or other registration or instrument similar in effect covering all or any part of the Collateral, except any which have been filed in favor of Secured Party relating to this Agreement and any which have been filed to perfect or protect any Permitted Lien. Debtor will defend Secured Party's right, title and special property and security interest in and to the Collateral against the claims of any Person. Except as expressly allowed in Section 3.3 below for Inventory and Equipment, Debtor (i) will insure that all of the Collateral -- whether goods, Documents, Instruments, or otherwise -- is and remains in the possession of Debtor or Secured Party (or a bailee selected by Secured Party who is holding such Collateral for the benefit of Secured Party), except for goods being transported in the ordinary course of business, and (ii) will not sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral.

         (f) Impairment of Security Interest. Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

         Section 3.3. Covenants for Specified Types of Collateral. Unless Secured Party shall otherwise consent in writing, Debtor will at all times comply with the covenants contained in this Section 3.3 from the date hereof and so long as any part of the Secured Obligations or the Commitment is outstanding.

         (a) Receivables. Debtor will, except as otherwise provided in Sections 4.1(d) or 4.2(a), collect at its own expense all amounts due or to become due under each Receivable which is included within the Collateral. In connection with such collections, Debtor may (and, at Secured Party's direction, will) take such action (not otherwise forbidden hereunder) as Debtor or Secured Party may deem necessary or advisable to enforce collection or performance of each such Receivable. Except for actions and omissions in the ordinary course of business which do not in the aggregate cause losses or reductions in excess of five percent (5%) of the aggregate face amount of all such Receivables outstanding at any time, Debtor (i) will duly perform and cause to be performed all of its obligations with respect to the goods or services, the sale or lease or rendering of which gave rise or will give rise to each such Receivable, and
(ii) will not (whether through failure to duly perform its obligations under any contracts, instruments, and agreements which are related to any such Receivable, or by any written instrument, or otherwise) take or allow any action or omission which causes any such Receivable to become subject to any contra-accounts, setoffs, defenses, counterclaims, discounts, allowances, rebates, credits or adjustments by or available to account debtors obligated on such Receivable, unless such action involves a good faith contest (promptly instituted and diligently concluded) to the validity of amounts claimed to be owed to another Person.

         (b) General Intangibles. Debtor will, except as otherwise provided in Sections 4.1(e) or 4.2(a), collect at its own expense all amounts due or to become due under each General Intangible included within the Collateral. In connection with such collections, Debtor may (and, at Secured Party's direction, will) take such action (not otherwise forbidden hereunder) as Debtor or Secured Party may deem necessary or advisable to enforce collection or performance of each such General Intangible. Unless the failure to do so is the result of a good faith contest (promptly and diligently concluded) of the validity of such obligations, Debtor will duly perform and cause to be performed all of its obligations under any contracts, instruments, and agreements which are, or which are related to, any material General Intangibles of Debtor. Debtor will not (whether through failure to duly perform its obligations under any contracts, instruments, and agreements which are related to any such General Intangibles, or by any written instrument, or otherwise) take or allow any action or omission which causes any such General Intangibles to become subject to any contra-accounts, setoffs, defenses, counterclaims, discounts, allowances, rebates, credits or adjustments by or available to account debtors obligated on such General Intangibles, except for those which (i) in the case of such General Intangibles under which money is owing to Debtor, do not in the aggregate exceed five percent (5%) of the aggregate face amount of all such General Intangibles, and (ii) in the case of other General Intangibles included within the Collateral, do not materially impair the value or enforcement of such General Intangibles.

         (c) Intellectual Property. Debtor will maintain and protect the validity and enforceability of all Intellectual Property included within the Collateral which is material to Debtor's business. Debtor will defend and protect such Intellectual Property and its rights thereunder against any infringement, dilution, or misappropriation and will defend any claim or administrative or arbitral challenge that questions the validity or enforceability of such Intellectual Property, Debtor's purported rights therein and thereunder, or Debtor's rights to register or patent the same or to use and practice the same in its business. Debtor will give Secured Party notice of any proceeding in which such defense is being carried on. Debtor will diligently prosecute and maintain all applications and registrations for any such Intellectual Property, and Debtor will notify Secured Party whenever it learns that any application or registration relating to any such Intellectual Property has been (or is alleged to have been) abandoned, dedicated or otherwise terminated. At least thirty days prior to filing any application for registration of any Intellectual Property (or any similar request) with the United States Patent and Trademark Office, or any similar office or agency of the United States, any State thereof or other country, or any political subdivision thereof, Debtor will give Secured Party notice of such intended filing and will, upon Secured Party's request, execute, deliver and file any agreements, instruments, registrations and filings which Secured Party may request to confirm Secured Party's security interest therein and to put such security interest of record in such office. Debtor hereby appoints Secured Party as its agent and attorney in fact to do the same, and hereby ratifies and confirms all actions of Secured Party as such agent and attorney in fact, and hereby acknowledges that such agency and power of attorney are irrevocable and coupled with an interest.

         (d) Documents and Instruments. Debtor will at all times cause any Documents or Instruments which are included within the Collateral to be valid and genuine. Debtor will cause all Instruments included within the Collateral to have only one original counterpart. Upon request by Secured Party, Debtor will promptly deliver to Secured Party all originals of Documents or Instruments which are included within the Collateral. Debtor will not (whether through failure to duly perform its obligations under any contracts, instruments, and agreements which are related to any Documents or Instruments which are included within the Collateral, or by any written instrument, or otherwise) take or allow any action or omission which causes any Documents or Instruments which are included within the Collateral to become subject to any contra-accounts, setoffs, defenses, counterclaims, discounts, allowances, rebates, credits or adjustments by or available to the Persons obligated thereon. Upon request by Secured Party, Debtor will mark each chattel paper which is included within the Collateral with a legend indicating that such chattel paper is subject to the security interest granted by this Agreement.

         (e) Inventory. Debtor will maintain, preserve, protect and store all Inventory included within the Collateral in good condition, repair and working order and in a manner which will not make void or cancelable any insurance with respect to such Collateral. Debtor will promptly furnish to Secured Party a statement respecting any loss or damage to any such Inventory with an aggregate value in excess of $500,000. Except for transportation of Inventory in the ordinary course of business, Debtor will not allow any such Inventory to be located in any jurisdiction other than those in which is filed an effective financing statement which perfects Secured Party's security interest hereunder in such Inventory. Except for Documents delivered into the possession of Secured Party, Debtor will not allow any Inventory included within the Collateral to be covered by any Document. Debtor will not cause or permit the removal of any item of Inventory from Debtor's possession, control and risk of loss, and Debtor will not sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any Inventory, other than in connection with the following:

                  (i) Sales or leases, other than during the continuance of an Event of Default, of Inventory in the ordinary course of business, and

                  (ii) Possession of Inventory by Secured Party or by a bailee selected by Secured Party who is holding such Inventory for the benefit of Secured Party.

         (f) Equipment. Debtor will maintain, preserve, protect and keep all Equipment included within the Collateral in good condition, repair and working order and will cause such Equipment to be used and operated in a good and workmanlike manner, in accordance with applicable law and in a manner which will not make void or cancelable any insurance with respect to such Equipment. Debtor will promptly furnish to Secured Party a statement respecting any loss or damage to any of such Equipment with an aggregate value in excess of $500,000. Except for transportation of Equipment in the ordinary course of business, Debtor will not allow any Equipment included within the Collateral to be located in any jurisdiction other than those in which is filed an effective financing statement which perfects Secured Party's security interest hereunder in such Equipment. Debtor will not cause or permit the removal of any item of Equipment from Debtor's possession, control and risk of loss, and Debtor will not sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any Equipment, other than in connection with the following:

                  (i) Sale or other disposal, other than during the continuance of an Event of Default, of any item of Equipment (I) in the ordinary course of business or (ii) which is worn out or obsolete and which has been replaced by an item of equal suitability and value, owned by Debtor and made subject to the security interest under this Agreement, but which is otherwise free and clear of any Liens, encumbrances or adverse claims, and

                  (ii) Possession of Equipment by Secured Party or by a bailee selected by Secured Party who is holding such Equipment for the benefit of Secured Party.

Debtor will not permit any of the Collateral which constitutes Equipment to at any time become so related to attached to, or used in connection with any particular real property so as to become a fixture upon such real property, or to be installed in or affixed to other goods so as to become an accession to such other goods unless such other goods are also included in the Collateral.

         (g) Certificates of Title. To the extent that there is at any time any Collateral in which a security interest may be perfected by a notation on the certificate of title or similar evidence of ownership of such Collateral, Debtor will:

                  (i) concurrently with the execution hereof, with respect to any items of such Collateral with a book value in excess of $25,000 in which Debtor presently has any interest,

                  (ii) promptly after the acquisition thereof, with respect to any items of such Collateral with a book value in excess of $25,000 in which Debtor hereafter acquires any interest, and

                  (iii) promptly upon request by Secured Party, with respect to any other items of such Collateral,

deliver to Secured Party all such certificates of title and similar evidences of ownership, all applications therefor, and all other documents needed or helpful in registering Secured Party's security interest in such Collateral on such certificates of title, other evidences of ownership, and applications and in otherwise perfecting Secured Party's security interest in such Collateral.

         (h)  Investment Property.

         (i) Debtor will at all times cause (A) Secured Party to have control (within the meaning of the UCC) over all Investment Property included within the Collateral and (B) any certificates, documents, or instruments evidencing Investment Property included within the Collateral to be valid and genuine. All instruments and writings evidencing Investment Property included within the Collateral shall be delivered to Secured Party concurrently with or prior to the execution and delivery of this Agreement. )

         (ii) All instruments and writings evidencing the Investment Property shall be delivered to Secured Party on or prior to the execution and delivery of this Agreement. All other instruments and writings hereafter evidencing or constituting Investment Property shall be delivered to Secured Party promptly upon the receipt thereof by or on behalf of Debtor. All such Investment Property shall be held by or on behalf of Secured Party pursuant hereto and shall be delivered in suitable form for transfer by delivery with any necessary endorsement or shall be accompanied by fully executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

         (iii) If Debtor shall receive, by virtue of its being or having been an owner of any Subsidiary Shares, any (I) stock certificate (including any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reorganization, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spinoff or split-off), promissory note or other instrument or writing; (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Subsidiary Shares, or otherwise; (iii) dividends payable in cash (except such dividends permitted to be retained by Debtor pursuant to Section 4.10 hereof, or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Debtor shall receive the same in trust for the benefit of Secured Party, shall segregate it from Debtor's other property, and shall promptly deliver it to Secured Party in the exact form received, with any necessary endorsement or appropriate stock powers duly executed in blank, to be held by Secured Party as Collateral.

         (iv) Status of Subsidiary Shares. The certificates evidencing the Subsidiary Shares shall at all times be valid and genuine and shall not be altered. The Subsidiary Shares at all times shall be duly authorized, validly issued, fully paid, and non-assessable, and shall not be issued in violation of the preemptive rights of any Person or of any agreement by which Debtor or the Issuer thereof is bound and shall not be subject to any restrictions with respect to transfer, voting or Capital of such Subsidiary Shares.

         (v) Notices from Issuer. Debtor will promptly deliver to Secured Party a copy of each notice or other communication received by Debtor from any Issuer in respect of any Investment Property.


                                  ARTICLE IV.

                      Remedies, Powers and Authorizations

         Section 4.1. Normal Provisions Concerning the Collateral.

         (a) Additional Financing Statement Filings. Debtor hereby authorizes Secured Party to file, without the signature of Debtor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction by Secured Party.

         (b) Power of Attorney. Debtor hereby appoints Secured Party as Debtor's attorney-in-fact and proxy, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement including any action or instrument: (I) to request or instruct each Issuer (and each registrar, transfer agent, or similar Person acting on behalf of each Issuer) including any action or instrument: (I) to request or instruct each to register the pledge or transfer of the Collateral to Secured Party; (ii) to otherwise give notification to any Issuer, registrar, transfer agent, financial intermediary, or other Person of Secured Party's security interests hereunder; (iii) to obtain and adjust any insurance required to be paid to Secured Party pursuant hereto; (iv) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (v) to receive, indorse and collect any drafts or other Instruments or Documents; (vi) to enforce any obligations included among the Collateral; and (vii) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Debtor or Secured Party with respect to any of the Collateral. Debtor hereby acknowledges that such power of attorney and proxy are coupled with an interest, are irrevocable, and are to be used by Secured Party for the sole benefit of Lenders.

         (c) Performance by Secured Party. If Debtor fails to perform any agreement or obligation contained herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 4.5.

         (d) Bailees. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of Debtor's agents or processors, Debtor shall, upon the request of Secured Party, notify such warehouseman, bailee, agent or processor of Secured Party's rights hereunder and instruct such Person to hold all such Collateral for Secured Party's account subject to Secured Party's instructions. (No such request by Secured Party shall be deemed a waiver of any provision hereof which was otherwise violated by such Collateral being held by such Person prior to such instructions by Debtor.)

         (e) Collection. Secured Party shall have the right at any time, upon the occurrence and during the continuance of a Default or an Event of Default, to notify (or to require Debtor to notify) any and all obligors under any Receivables, General Intangibles, Instruments, Investment Property or other rights to payment included among the Collateral of the assignment thereof to Secured Party under this Agreement and to direct such obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party and, upon such notification and at the expense of Debtor and to the extent permitted by law, to enforce collection of any such Receivables, General Intangibles, Instruments, Investment Property or other rights to payment and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor could have done. After Debtor receives notice that Secured Party has given (and after Secured Party has required Debtor to give) any notice referred to above in this subsection: all amounts and proceeds (including instruments and writings) received by Debtor in respect of such Receivables, General Intangibles, Instruments, Investment Property or other rights to payment upon the occurrence and during the continuance of a Default or Event of Default shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary indorsement) to be, at Secured Party's discretion, either (A) held as cash collateral and released to Debtor upon the remedy of all Defaults and Events of Default, or
(B) while any Event of Default is continuing, applied as specified in Section
4.3.

         (f) Collection and Collateral Account. There is hereby established with Secured Party a cash collateral account (the "Collateral Account") in the name and under the control of Secured Party into which there shall be deposited from time to time the cash proceeds of the Collateral (and of any other collateral under other Obligation Document) required to be delivered to Secured Party pursuant to the following subsections of this Section 4.1 or pursuant to any other provision of this Agreement or any other Obligation Document. Debtor and Secured Party shall deal with the Collateral Account as follows:

                  (i) Concurrently with the execution hereof (or promptly thereafter), Debtor shall instruct all account debtors and other Persons obligated to make payments to Debtor on any Receivables, General Intangibles, Instruments, or other rights to payment included within the Collateral to make such payments either (A) directly to Secured Party, in which case Debtor shall instruct that such payments be remitted to a post office box ("Lockbox) which shall be in the name and under the control of Secured Party, or (B) if Secured Party agrees, to one or more banks acceptable to Secured Party, in which case Debtor shall instruct that such payments be remitted to a post office box in the name and under the control of such bank which is subject to the terms of a lockbox agreement in a form satisfactory to Agent, duly executed by Debtor and such bank, pursuant to which Debtor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to Secured Party for deposit into the Collateral Account or as Secured Party may otherwise instruct such bank. All such payments made to Secured Party shall be deposited in the Collateral Account. In addition to the foregoing, Debtor agrees that if the proceeds of any Collateral (including any payments with respect to which instructions have been given as provided above) shall be received by it, Debtor shall as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by Debtor for Secured Party and shall not be commingled with any other funds or property of Debtor, and Debtor will not adjust, settle or compromise the amount or payment of any such Receivable, General Intangible, Instrument, or other right to payment or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

                  (ii) As long as no Default or Event of Default has occurred or is continuing, amounts on deposit in the Collateral Account shall, upon receipt by Secured Party, be deposited by Secured Party in Borrower's operating account maintained with Secured Party.

                  (iii) If a Default or an Event of Default has occurred or is continuing, Secured Party shall, at Secured Party's discretion, either
         (A) continue to hold the balance of the Collateral Account and all Liquid Investments as Collateral, or (B) apply any or all of the balance from time to time standing to the credit of the Collateral Account (subject to collection) as specified in Section 4.3 and liquidate any or all Liquid Investments and apply the proceeds thereof as specified in Section 4.3.

                  (iv) Amounts on deposit in the Collateral Account pursuant to subsection (iii) shall either remain on deposit therein or be invested and re-invested from time to time in such Liquid Investments as Secured Party shall determine, which Liquid Investments shall be held in the name and be under the control of Secured Party in a securities account established by Secured Party with one of its Affiliates until liquidated and applied as provided in subsection
         (iii). Any income received by Secured Party with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest on or proceeds of Liquid Investments, shall also remain, or be deposited, in the Collateral Account. All right, title and interest in and to the amounts on deposit from time to time in the Collateral Account, together with any Liquid Investments from time to time made pursuant to this section shall vest in Secured Party, shall constitute part of the Collateral hereunder, and shall not constitute payment of the Secured Obligations until applied thereto as herein provided.

                  (v) As used in this section, "Liquid Investment" means any investment in the name of Secured Party (and, in the opinion of counsel to Secured Party, appropriately subject to a perfected security interest in favor of Secured Party) which matures within one month after it is acquired by Secured Party and is either (A) a certificate of deposit or time deposit issued by Secured Party or (B) an obligation entitled to the full faith and credit of the United States which is in book-entry form and subject to pledge under applicable state law and Treasury regulations.

         Section 4.2. Event of Default Remedies. If an Event of Default shall have occurred and be continuing, Secured Party may from time to time in its discretion, without limitation and without notice except as expressly provided below:

         (a) exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein, under the other Obligation Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral);

         (b) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it (together with all books, records and information of Debtor relating thereto) available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

         (c) prior to the disposition of any Collateral, (i) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located, and without charge or liability to Secured Party seize and remove such Collateral from such premises, (ii) have access to and use the Company's books, records, and information relating to the Collateral, and (iii) store or transfer any of the Collateral without charge in or by means of any storage or transportation facility owned or leased by Debtor, process, repair or recondition any of the Collateral or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate and, in connection with such preparation and disposition, use without charge any copyright, trademark, trade name, patent or technical process used by Debtor;

         (d) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

         (e) dispose of, at its office, on the premises of Debtor or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Secured Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

         (f) buy (or allow one or more of the Lenders to buy) the Collateral, or any part thereof, at any public sale;

         (g) buy (or allow one or more of the Lenders to buy) the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations; and

         (h) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Debtor hereby consents to any such appointment.

Debtor agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

In addition to the foregoing, if any Event of Default has occurred and is continuing:

                  (I) Secured Party may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as Secured Party shall in its sole discretion determine;

                  (ii) Secured Party may (without assuming any obligations or liability thereunder), at any time and from time to time, in its sole discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Debtor in, to and under any Patent Licenses or Trademark Licenses which relate to Patents or Trademarks included in the Collateral and take or refrain from taking any action under any thereof, and DEBTOR HEREBY RELEASES SECURED PARTY AND THE LENDERS FROM, AND AGREES TO HOLD SECURED PARTY AND THE LENDERS FREE AND HARMLESS FROM AND AGAINST, ANY CLAIMS AND EXPENSES ARISING OUT OF ANY LAWFUL ACTION SO TAKEN OR OMITTED TO BE TAKEN WITH RESPECT THERETO; and

                  (iii) upon request by Secured Party, Debtor will execute and deliver to Secured Party a power of attorney, in form and substance satisfactory to Secured Party, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Patent or Trademark included in the Collateral or any action related thereto. In the event of any such disposition pursuant to this Section, Debtor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products, to Secured Party.

         Section 4.3. Application of Proceeds. If any Event of Default shall have occurred and be continuing, Secured Party may in its discretion apply any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as Secured Party may (subject to the rights of Lenders under the Credit Agreement) elect:

         (a) To the repayment of the reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Secured Party in connection with (I) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure of Debtor to perform or observe any of the provisions hereof;

         (b) To the payment or other satisfaction of any Liens, encumbrances, or adverse claims upon or against any of the Collateral;

         (c) To the reimbursement of Secured Party for the amount of any obligations of Debtor or any Other Liable Party paid or discharged by Secured Party pursuant to the provisions of this Agreement or the other Obligation Documents, and of any expenses of Secured Party payable by Debtor hereunder or under the other Obligation Documents;

         (d) To the satisfaction of any other Secured Obligations;

         (e) By holding the same as Collateral;

         (f) To the payment of any other amounts required by applicable law (including any provision of the UCC); and

         (g) By delivery to Debtor or to whoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

         Section 4.4. Deficiency. In the event that the proceeds of any sale, collection or realization of or upon Collateral by Secured Party are insufficient to pay all Secured Obligations and any other amounts to which Secured Party is legally entitled, Debtor shall be liable for the deficiency, together with interest thereon as provided in the governing Obligation Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by Secured Party or Lenders to collect such deficiency.

         Section 4.5. Indemnity and Expenses. In addition to, but not in qualification or limitation of, any similar obligations under other Obligation
Documents:

         (a) DEBTOR WILL INDEMNIFY SECURED PARTY AND EACH LENDER FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES AND LIABILITIES GROWING OUT OF OR RESULTING FROM THIS AGREEMENT (INCLUDING ENFORCEMENT OF THIS AGREEMENT), WHETHER OR NOT SUCH CLAIMS, LOSSES AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT CAUSED BY OR ARISING OUT OF SUCH INDEMNIFIED PARTY'S OWN NEGLIGENCE, EXCEPT TO THE EXTENT SUCH CLAIMS, LOSSES OR LIABILITIES ARE PROXIMATELY CAUSED BY SUCH INDEMNIFIED PARTY'S INDIVIDUAL GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         (b) Debtor will upon demand pay to Secured Party the amount of any and all reasonable costs and expenses, including the reasonable fees and disbursements of Secured Party's counsel and of any experts and agents, which Secured Party may incur in connection with (I) the transactions which give rise to this Agreement, (ii) the preparation of this Agreement and the perfection and preservation of this security interest created under this Agreement, (iii) the administration of this Agreement; (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (v) the exercise or enforcement of any of the rights of Secured Party hereunder; or (vi) the failure by Debtor to perform or observe any of the provisions hereof, except expenses resulting from Secured Party's individual gross negligence or willful misconduct.

         Section 4.6. Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for non-judicial remedies, Debtor recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length. Nothing herein is intended, however, to prevent Secured Party from resorting to judicial process at its option.

         Section 4.7. Other Recourse. Debtor waives any right to require Secured Party or any Lender to proceed against any other Person, to exhaust any Collateral or other security for the Secured Obligations, to have any Other Liable Party joined with Debtor in any suit arising out of the Secured Obligations or this Agreement, or to pursue any other remedy in Secured Party's power. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations of any Other Liable Party from time to time. Debtor further waives any defense arising by reason of any disability or other defense of any Other Liable Party or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party. This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased and irrespective of the validity or enforceability of any other Obligation Document to which Debtor or any Other Liable Party may be a party, and notwithstanding any death, incapacity, reorganization, or bankruptcy of any Other Liable Party or any other event or proceeding affecting any Other Liable Party. Until all of the Secured Obligations shall have been paid in full, Debtor shall have no right to subrogation and Debtor waives the right to enforce any remedy which Secured Party or any Lender has or may hereafter have against any Other Liable Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party and each Lender, without notice or demand, without any reservation of rights against Debtor, and without in any way affecting Debtor's liability hereunder or on the Secured Obligations, from time to time to (a) take or hold any other property of any type from any other Person as security for the Secured Obligations, and exchange, enforce, waive and release any or all of such other property, (b) apply the Collateral or such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (C) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any Other Liable Party in respect to any or all of the Secured Obligations or other security for the Secured Obligations, (d) waive, enforce, modify, amend or supplement any of the provisions of any Obligation Document with any Person other than Debtor, and (e) release or substitute any Other Liable Party.

         Section 4.8. Limitation on Duty of Secured Party in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, Secured Party shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or as to the preservation of rights against prior parties or any other rights pertaining thereto. Secured Party shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Secured Party in good faith.

         Section 4.9. Appointment of Collateral Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, Secured Party may appoint any bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with Secured Party, or to act as separate agent or agents on behalf of the Lenders, with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment. In so doing Secured Party may, in the name and on behalf of Debtor, give to such co-agent or separate agent indemnities and other protections similar to those provided in Section 4.5.

         Section 4.10. Voting Rights, Dividends, Etc. in Respect of Subsidiary Shares.

         (a) So long as no Default or Event of Default shall have occurred and be continuing Debtor may receive and retain any and all dividends or interest paid in respect of the Subsidiary Shares; provided, however, that any and all

                  (i) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Subsidiary Shares,

                  (ii) dividends and other distributions paid or payable in cash in respect of any Subsidiary Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and

                  (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Subsidiary Shares,

shall be, and shall forthwith be delivered to Secured Party to hold as, Subsidiary Shares and shall, if received by Debtor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Debtor, and be forthwith delivered to Secured Party in the exact form received with any necessary indorsement or appropriate stock powers duly executed in blank, to be held by Secured Party as Collateral.

         (b) Upon the occurrence and during the continuance of a Default or an Event of Default:

                  (i) all rights of Debtor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to subsection (a) of this section shall automatically cease, and all such rights shall thereupon become vested in Secured Party which shall thereupon have the sole right to receive and hold as Subsidiary Shares such dividends and interest payments;

                  (ii) without limiting the generality of the foregoing, Secured Party may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Subsidiary Shares as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Subsidiary Shares upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Issuer, or upon the exercise by any Issuer of any right, privilege or option pertaining to any Subsidiary Shares, and, in connection therewith, to deposit and deliver any and all of the Subsidiary Shares with any committee, depository, transfer, agent, registrar or other designated agent upon such terms and conditions as it may determine; and

                  (iii) all dividends and interest payments which are received by Debtor contrary to the provisions of subsection (b)(I) of this section shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor, and shall be forthwith paid over to Secured Party as Subsidiary Shares in the exact form received, to be held by Secured Party as Collateral.

Anything herein to the contrary notwithstanding, Debtor may at all times exercise any and all voting rights pertaining to the Subsidiary Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or any other Obligation Document.

         Section 4.11. Private Sale of Subsidiary Shares. Debtor recognizes that Secured Party may deem it impracticable to effect a public sale of all or any part of the Subsidiary Shares and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Debtor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay sale of any such securities for the period of time necessary to permit the Issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended. Debtor further acknowledges and agrees that any offer to sell such securities which has been (a) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of Dallas, Texas (to the extent that such an offer may be so advertised without prior registration under the Securities Act), or (b) made privately in the manner described above to not less than fifteen (15) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(C) of the UCC (or any successor or similar, applicable statutory provision) as then in effect in the State of Texas, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, as amended, and that Secured Party may, in such event, bid for the purchase of such securities.


                                   ARTICLE V.

                                 Miscellaneous

         Section 5.1. Notices. Any notice or communication required or permitted hereunder shall be given as provided in the Credit Agreement.

         Section 5.2. Amendments. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Debtor and Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by Debtor therefrom, shall be effective unless it is in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing. In addition, all such amendments and waivers shall be effective only if given with the necessary approvals of Lenders as required in the Credit Agreement.

         Section 5.3. Preservation of Rights. No failure on the part of Secured Party or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Neither the execution nor the delivery of this Agreement shall in any manner impair or affect any other security for the Secured Obligations. The rights and remedies of Secured Party provided herein and in the other Obligation Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law or otherwise. The rights of Secured Party under any Obligation Document against any party thereto are not conditional or contingent on any attempt by Secured Party to exercise any of its rights under any other Obligation Document against such party or against any other Person.

         Section 5.4. Unenforceability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 5.5. Survival of Agreements. All representations and warranties of Debtor herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Obligation Documents and the creation of the Secured Obligations.

         Section 5.6. Other Liable Parties. Neither this Agreement nor the exercise by Secured Party or the failure of Secured Party to exercise any right, power or remedy conferred herein or by law shall be construed as relieving any Other Liable Party from liability on the Secured Obligations or any deficiency thereon.

         Section 5.7. Binding Effect and Assignment. This Agreement creates a continuing security interest in the Collateral and (a) shall be binding on Debtor and its successors and permitted assigns and (b) shall inure, together with all rights and remedies of Secured Party hereunder, to the benefit of Secured Party and Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing, Secured Party and any Lender may (except as otherwise provided in the Credit Agreement) pledge, assign or otherwise transfer any or all of their respective rights under any or all of the Obligation Documents to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted herein or otherwise. None of the rights or duties of Debtor hereunder may be assigned or otherwise transferred without the prior written consent of Secured Party.

         Section 5.8. Termination. It is contemplated by the parties hereto that there may be times when no Secured Obligations are outstanding, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Secured Obligations. Upon the satisfaction in full of the Secured Obligations, upon the termination or expiration of the Credit Agreement and any other commitment of Lenders to extend credit to Debtor, and upon written request for the termination hereof delivered by Debtor to Secured Party, this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to Debtor. Secured Party will thereafter, upon Debtor's request and at Debtor's expense, (a) return to Debtor such of the Collateral in Secured Party's possession as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (b) execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

         Section 5.9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of TEXAS applicable to contracts made and to be performed entirely within such state, except as required by mandatory provisions of law and except to the extent that the perfection and the effect of perfection or non-perfection of the security interest created hereby hereunder, in respect of any particular Collateral, are governed by the laws of a jurisdiction other than the State of Texas.

         Section 5.10. Counterparts. This Agreement may be separately executed in any number of counterparts, all of which when so executed shall be deemed to constitute one and the same Agreement.

         Section 5.11. "Loan Document". This Agreement is a "Loan Document", as defined in the Credit Agreement, and, except as expressly provided herein to the contrary, this Agreement is subject to all provisions of the Credit Agreement governing such Loan Documents.

         Section 5.12. Amendment and Restatement. This Agreement amends and restates in its entirety the Original Security Agreement, and all of the terms hereof shall supersede the terms and provisions thereof. This Agreement renews and extends all Liens existing by virtue of the Original Security Agreement, but the terms, provisions and conditions of such Liens shall hereafter be governed in all respects by this Agreement.

         THIS WRITTEN SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Debtor has executed and delivered this Agreement as of the date first above written.


                                         ADDINGTON MINING, INC.


                                         By: /s/ John Lynch
                                             -----------------------------
                                             Name: John Lynch
                                             Title: Secretary



                                         NATIONSBANK OF TEXAS, N.A.


                                         By: /s/ Denise A. Smith
                                             -----------------------------
                                             Denise A. Smith
                                             Senior Vice President

                                 SCHEDULE 2.1(B)

            GENERAL INTANGIBLES EXCLUDED FROM THE SECURITY AGREEMENT

I.       PATENTS

==================================================================================================================================
           TITLE               APP. #          PATENT #           COUNTRY         FILED       ISSUED      INVENTORS      HOLDER
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               7/625,211         5,112,111          U.S.            12/10/90    5/12/92       Addington,     MTI*
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               7/795,314         5,261,729          U.S.            11/20/91    11/16/93      Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               8/140,368         5,364,171          U.S.            10/21/93    11/15/94      Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               88968/91          638367             Australia       12/10/91    10/19/93      Addington,     BHP**
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               2,075,619-5       Pending            Canada          12/9/91     Pending       Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
           TITLE               APP. #          PATENT #           COUNTRY         FILED       ISSUED      INVENTORS      HOLDER
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               91112766.6        91112766.6         China           12/10/91    4/21/95       Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               92902730.8        0 519 041          France,         12/9/91     9/13/95       Addington,     MTI
Method for                                    (EP);              Germany,        (PCT)                     et al.
Continuous                                    69113034.5-08      Spain, UK       7/22/92
Mining                                        (GER);                             (EPO)
                                              2076745 (SP)
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               1208/DEL/91       Pending            India           12/9/91     Pending       Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               P-002080          Pending            Indonesia       1/31/92     Pending       Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               P-295933          167,662            Poland          12/9/91     3/8/95        Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               5053078.03        Pending            Russia          8/7/92      Pending       Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
           TITLE               APP. #          PATENT #           COUNTRY         FILED       ISSUED      INVENTORS      HOLDER
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               91/9730           91/9730            South Africa    12/10/91    9/30/92       Addington,     MTI
Method for                                                                                                 et al.
Continuous
Mining
----------------------------------------------------------------------------------------------------------------------------------
Launch Vehicle              7/769,408         5,232,269          U.S.            10/1/91     8/3/93        Addington,     MTI
For Continuous                                                                                             et al.
Mining Apparatus
----------------------------------------------------------------------------------------------------------------------------------
Launch Vehicle              91272/91          644257             Australia       12/9/91     8/1/95        Addington,     BHP**
for Continuous                                                                                             et al.
Mining Apparatus
----------------------------------------------------------------------------------------------------------------------------------
Launch Vehicle              2,075,638         2075638            Canada          12/9/91     5/27/97       Addington,     MTI
For Continuous                                                                                             et al.
Mining Apparatus
----------------------------------------------------------------------------------------------------------------------------------
Launch Vehicle              92902231.7        0 513 338          France,         12/9/91     1/22/97       Addington,     MTI
For Continuous                                (EP);              Germany,        (PCT)                     et al.
Mining Apparatus                              69124364.6-08      Spain & UK      7/22/92
                                              (GER);                             (EPO)
                                              2096746 (SP)
----------------------------------------------------------------------------------------------------------------------------------
Launch Vehicle              P-295643          167,642            Poland          8/10/92     3/9/95        Addington,     MTI
For Continuous                                                                                             et al.
Mining Apparatus
----------------------------------------------------------------------------------------------------------------------------------
Continuous                  8/328,642         5,522,647          U.S.            10/25/94    6/4/96        Sartaine, et   MTI
Highwall Mining                                                                                            al.
Machine with
Armless Conveyor
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================
           TITLE               APP. #          PATENT #           COUNTRY         FILED       ISSUED      INVENTORS      HOLDER
----------------------------------------------------------------------------------------------------------------------------------
Continuous                  P-952188          Pending            Indonesia       10/24/95    Pending       Sartaine, et   MTI
Highwall Mining                                                                                            al.
Machine with
Armless Conveyor
----------------------------------------------------------------------------------------------------------------------------------
Continuous                  95/8543           95/8543            South Africa    10/10/95    7/31/96       Sartaine, et   MTI
Highwall Mining                                                                                            al.
Machine with
Armless Conveyor
----------------------------------------------------------------------------------------------------------------------------------
Continuous                  08/553,693        Pending            U.S.            11/20/95    Pending       Sartaine, et   MTI
Highwall Mining                                                                                            al.
Machine with
Armless Conveyor
----------------------------------------------------------------------------------------------------------------------------------
Continuous                  2,203,625         Pending            Canada          10/18/95    Pending       Sartaine, et   MTI
Highwall Mining                                                                                            al.
Machine with
Armless Conveyor
----------------------------------------------------------------------------------------------------------------------------------
Continuous                  38310/95          Pending            Australia       10/18/95    Pending       Sartaine, et   MTI
Highwall Mining                                                                                            al.
Machine with
Armless Conveyor
----------------------------------------------------------------------------------------------------------------------------------
Continuous                  95/8998           95/8998            South Africa    10/24/95    10/30/96      Sartaine, et   MTI
Highwall Mining                                                                                            al.
Machine with
Armless Conveyor

==================================================================================================================================
           TITLE               APP. #          PATENT #           COUNTRY         FILED       ISSUED      INVENTORS      HOLDER
----------------------------------------------------------------------------------------------------------------------------------
Self-Propelled              8/343,694         5,553,926          U.S.            11/22/94    9/10/96       Blackstock,    MTI
Mining Apparatus                                                                                           et al.
and Method For
Cutting Arched
Opening
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               P-952189          Pending            Indonesia       10/24/95    Pending       Blackstock,    MTI
Method For                                                                                                 et al.
Cutting Arched
Opening
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               95/9629           95/9629            South Africa    11/13/95    8/28/96       Blackstock,    MTI
Method For                                                                                                 et al.
Cutting Arched
Opening
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               39644/95          Pending            Australia       10/10/95    Pending       Blackstock,    MTI
Method For                                                                                                 et al.
Cutting Arched
Opening
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               2,205,596         Pending            Canada          10/10/95    Pending       Blackstock,    MTI
Method For                                                                                                 et al.
Cutting Arched
Opening
----------------------------------------------------------------------------------------------------------------------------------
Apparatus and               97110226          Pending            Russia          10/10/95    Pending       Blackstock,    MTI
Method For                                                                                                 et al.
Cutting Arched
Opening
----------------------------------------------------------------------------------------------------------------------------------
Electrical Junction         08/686,830        Pending            U.S.            7/26/96     Pending                      Slagle***
Box
----------------------------------------------------------------------------------------------------------------------------------
Transmission                (in process of                       U.S.                                      Blackstock,
Gearcase For                filing)                                                                        et al.
Mining Apparatus
==================================================================================================================================

Addington Enterprises has begun the process of patenting a "Cutter Drum Gearcase." Presently, the only information available for this machinery is: (a) the U.S. Patentability Search performed by King & Schickli; and (b) the inventor disclosure.

* MTI is Mining Technologies, Inc., formerly a subsidiary of Addington Resources, now a division of Addington Enterprises.

** MTI transferred to BHP its rights in this patent by a Technology Exchange Agreement (the "Exchange Agreement") dated July 5, 1995. However, pursuant to the Exchange Agreement, BHP's use of this patent is restricted to (i) mining operations owned in whole or in part, operated or managed in Australia by BHP; (ii) equipment owned in whole or in part, operated or managed by BHP; (iii) mining systems used for mining extractions; and (iv) Australia. See Paragraph 3 of the Exchange Agreement. Furthermore, the Exchange Agreement authorizes MTI to use the patent worldwide, assign it to a third party and license the patent for use outside of Australia. See Paragraph 4 of the Exchange Agreement. In addition, pursuant to a Technological Developments and Consent Agreement (the "Consent Agreement") dated July 5, 1995, BHP granted MTI a license to use and, subject to BHP's consent, sublicense this patent for use in Australia. See Paragraph 2 of the Consent Agreement.

***      Pursuant to a Patent License Agreement dated February 15, 1996, Richard
         M. Slagle ("Slagle") granted AEI an exclusive worldwide royalty-free license to make, use and sell highwall mining equipment incorporating U.S. Patent App. No. 08/686,830 (Electrical Junction Box). AEI may not assign or transfer its rights without consent of Slagle, which consent may not be unreasonably withheld.

II.      TRADEMARKS


================================================================================
MARK                   COUNTRY             REGISTRATION NUMBER       ISSUED
--------------------------------------------------------------------------------
Addcar                 U.S.                1,795,602                 9/28/93
--------------------------------------------------------------------------------
Addcar                 Australia           616070                    4/30/96
--------------------------------------------------------------------------------
Addminer               Australia           A623145                   2/21/94
================================================================================

                               SCHEDULE 2.1(C)(1)

                 CONTRACTS EXCLUDED FROM THE SECURITY AGREEMENT

                                                                    ORIGINAL
                                                                    CONTRACT          TERMINATION
     PARTIES                                                          DATE                DATE                NOTES
-----------------------------------------------------------------------------------------------------------------------------------

A. CONSULTING AGREEMENTS

     AEI/Franklin Research & Development                            12/17/96            12/17/97  Can be extended by mutual consent
     AEI/Richard M. Slagle                                          02/15/96                      See note on previous schedule.

B. CONTRACT MINING AGREEMENTS

     Mining Technologies/Ikerd Bandy Co., Inc.                      02/01/97   When reserves are mined out.
     Mining Technologies/Martiki Coal Company                       05/24/97   Three years or when reserves
                                                                               are mined out.
C. MISCELLANEOUS AGREEMENTS

     Mining Technologies/AEP                                        09/18/95   Annually extended  Service @ Coalton Recycling Center
     Mining Technologies/AEP                                        09/28/95   Annually extended  Service @Coalton Compost Center
     Mining Technologies/Orkin Pest Control                         08/15/96   Annually extended  Service @ RT 60 West Coalton
     Mining Technologies, Inc./Airgas/Virginia Welding Supply       01/12/94   Annually extended  Cylinder Rentals

D. ASSET LEASES

     All asset leases listed on Schedule 2.1(c)(2)

                               SCHEDULE 2.1(C)(2)

                ASSET LEASES EXCLUDED FROM THE SECURITY AGREEMENT


   UNIT NO.     LESSOR                    DESCRIPTION                       SERIAL NO.             LOCATION @ 09/10/97
-----------------------------------------------------------------------------------------------------------------------------------

DOZERS
   M1021        Mining Machinery, Inc.    Cat D9L                           14YO2942               Martiki Coal Co.
   M1004        Mining Machinery, Inc.    Cat D11N                          74Z00418               Crooked Fork
   M1007        Mining Machinery, Inc.    Cat D10N                          2YD01412               Flag Knob
   M1009        Mining Machinery, Inc.    Cat D9N                           5TJ01886               Job #17
   M1011        Mining Machinery, Inc.    Cat D9L                           14Y75500               Job #17 South
   M1017        Mining Machinery, Inc.    Komatsu D85P                      4RC1950                Fork Mountain
   M1023        Mining Machinery, Inc.    Cat D9L                           14Y03774               Patterson Mtn.
   M1024        Mining Machinery, Inc.    Cat D9L                           14Y03777               Skyline Tipple
   1025         Provident Commercial      Cat D8N                           5TJ02071               Patterson Mtn.
   M1035        Mining Machinery, Inc.    Cat D9L                           14Y03797               Cumberland #2 Mine
   M1036        Mining Machinery, Inc.    Cat D9L                           2YD1093                Martiki Coal Company
   M1046        Mining Machinery, Inc.    Cat D10N                          2YD00728               Lon Rogers
   M1049        Mining Machinery, Inc.    Cat D8K                           77V75396               Skyline Tipple
   1051         Caterpillar Finance       Cat D11R                          8ZR00376               Job #17 South

LOADERS
   2029         Caterpillar Finance       Cat 988F                          8YG00524               Crooked Fork
   2049         Caterpillar Finance       Cat 992D                          7MJ00314               Flag Knob
   2051         Caterpillar Finance       Cat 992D                          7MJ00260               Cumberland #2 Mine
   2052         Caterpillar Finance       Cat 992D                          7MJ00691               Job #17 South
   2053         Caterpillar Finance       Cat 992D                          7MJ00209               Lon Rogers
   2059         Caterpillar Finance       Cat 973                           86G1400                Lon Rogers
   2065         Provident Commercial      Cat 988                           50W09147               Patterson Mtn.
   2490         Caterpillar Finance       Cat 980G                          2KR00661               Cumberland #2 Mine
   2500         Caterpillar Finance       Cat 988F                          22R00416               Cumberland #2 Mine
   2501         Caterpillar Finance       Cat 988F                          2ZR00451               Job #17 South
   2502         Caterpillar Finance       Cat 980 G                         2KR00936               Job #17 South
   M2000        Mining Machinery, Inc.    Cat 988B                          50W06981               Ikerd Bandy HWM
   M2882        Mining Machinery, Inc.    Cat 992D                          7MJ00534               Crooked Fork
   M2883        Mining Machinery, Inc.    Cat 988B                          50W08697               Flag Knob
   2898         Caterpillar Finance       Cat 988B                          50W11399               Lon Rogers
   2038         Provident Commercial      Cat 988B                          50W10501               Conrich Pewee #1
   2730         Provident Commercial      Cat 988                           87A5839                Conrich Pewee #1

DRILLS
   M4190        Mining Machinery, Inc.    Ingersoll Rand TH 60 Drill        2HTTGDWT2JC011449      Engineering/Exploration - AM
   M4290        Mining Machinery, Inc.    Ingersoll Rand DM45-E             3304                   Job #17 South
   4300         CIT                       Ingersoll Rand DM45-E XL750       7252                   Flag Knob
   4851         CIT                       Ingersoll Rand DM45-E XL750       7254                   Cumberland #2 Mine
   4852         CIT                       Ingersoll Rand DM45-E XL750       7256                   Lon Rogers
   4853         CIT                       Ingersoll Rand DM45-E             7263                   Job #17 South
   M4993        Mining Machinery, Inc.    Ingersoll Rand DM-45E-XL1050      3648                   Flag Knob
   M4994        Mining Machinery, Inc.    Ingersoll Rand DM-45E-XL1050      3681                   Crooked Fork
   M4995        Mining Machinery, Inc.    Ingersoll Rand DM-45E-XL1050      3722                   Crooked Fork
   4997         Provident Commercial      Ingersoll Rand DM-45E             4087                   Cumberland #2 Mine

EXCAVATORS
   5050         Whayne Supply             Cat 325 Excavator                 7LM1300                Crooked Fork


FORK LIFTS
   2915         Caterpillar Finance       Cat GP30                          74AM01784              MT Car Shop
   2998         CIT                       Cat 988B                          50W09278               Job #17 South - HWM#14
   M2995        Mining Machinery, Inc.    Cat 988B                          50W08647               Patterson Mtn.-HWM#13
   2915         Caterpillar Finance       Cat GP30G Fork Lift               7AM01784               MT Car Shop

SCRAPERS
   M0101        Mining Machinery, Inc.    Cat 657 E Scraper                 91Z00221               Cumberland #2 Mine
   M0104        Mining Machinery, Inc.    Cat 657 E Scraper                 91Z00228               Cumberland #2 Mine

HEAVY TRUCKS
   8752         Mining Machinery, Inc.    Mack DM685S                       1M2B120C3BA0504
   3001         Caterpillar Finance       Cat 777C                          4XJ00460               Crooked Fork
   3003         Caterpillar Finance       Cat 777C                          4XJ00490               Lon Rogers
   3005         Caterpillar Finance       Cat 777C                          4XJ00546               Lon Rogers
   3992         Caterpillar Finance       Cat 785                           8GB679                 Crooked Fork
   3993         Caterpillar Finance       Cat 785                           8GB680                 Crooked Fork
   3994         Caterpillar Finance       Cat 785                           8GB681                 Cumberland #2 Mine
   M8014        Mining Machinery, Inc.    Mack Lube Truck                   1M2P186C1JW001034      Job #17 South

GRADERS
   6005         Provident Commercial      Cat 16G                           93U03550               Patterson Mtn.
   M6004        Mining Machinery, Inc.    Cat 16G                           93U01699               Flag Knob
   M6005        Mining Machinery, Inc.    Cat 16G                           93U01861               Job #17 South

LIGHT PLANTS
   15047        Whayne Supply             Allmand Maxi Light SHO-1000       9705MLS12              Ikerd Bandy HWM
   15048        Whayne Supply             Allmand Maxi Light SHO-1000       9705MLS09              Martiki Coal Company

VEHICLES
   14005        Wheels, Inc.              Chevrolet K-2500                  305729                 General & Administrative-AEI
   14012        Wheels, Inc.              Chevrolet K10 - 4x4               1GCDK14K9KZ253894      MT Fab Shop
   14029        Wheels, Inc.              Chevrolet K-2500                  2GCFK29K5R1246340      MT Car Shop
   14039        Wheels, Inc.              Chevrolet Tahoe, 4x4              3GNEK18R5TG165185      MT Car Shop
   14053        Wheels, Inc.              Chevrolet Tahoe                   3GNEK18R4VG129281      Job #17 South - HWM#12
   14234        Wheels, Inc.              Chevrolet 1 Ton                   1GBJC34KOLE197420      Operations Management - MT
   14360        Wheels, Inc.              Ford Bronco - 4x4                 AFMEU15N6KLA41265      Engineering/Exploration - MT
   14602        Wheels, Inc.              Chevrolet Van                     1GAGC35K5L7132097      MT Car Shop
   14608        Wheels, Inc.              Chevrolet K-1500                  1GCEK19R4TE167167      Operations Management - MT
   14897        Wheels, Inc.              Chevrolet K-250                   1GCGK24K7PE106166      MT Fab Shop
   8631         Wheels, Inc.              Ford Super Duty Mechanic Truck    2FDLF47K7RCA06485      Patterson Mtn.
   14009        Wheels, Inc.              Chevrolet Tahoe                   1GNEK18K7SJ303101      Operations Management - TM
   14011        Wheels, Inc.              Chevrolet K-1500 Blazer           1GNEK18K7RJ400504      Sold
   14017        Wheels, Inc.              Chevrolet K-1500 Blazer           1GNEK18K7RJ398768      General & Administrative-AEI
   14019        Wheels, Inc.              Chevrolet K-1500 Blazer           1GNEK18K8RJ400043      Lon Rogers
   14021        Wheels, Inc.              Chevrolet K-1500 Blazer           1GNEK18K1RJ401115      Patterson Mtn.
   14027        Wheels, Inc.              Chevrolet Blazer 4WD              1GNEK18K5RJ333028      Job #17 South
   14030        Wheels, Inc.              Chevrolet Tahoe                   3GNEK18R4TG150032      General & Administrative-AEI
   14031        Wheels, Inc.              Chevrolet K-1500 Blazer           1GNEK18K9RJ424562      Skyline Tipple
   14032        Wheels, Inc.              Ford F250 - 4X4                   1FTHF26H2KNA36885      Baldwin Prep Plant
   14033        Wheels, Inc.              Chevrolet K-2500                  2GCFK29K2R1244657      Job #17 South
   14037        Wheels, Inc.              Chevrolet K-2500                  2GCFK29K2R1246473      Lon Rogers
   14038        Wheels, Inc.              Chevrolet K-1500, 4x4             1GCEK19R4TE266135      Engineering/Exploration - AE
   14040        Wheels, Inc.              Chevrolet Tahoe                   1GNEK13R1TJ425927      General & Administrative-AEI
   14041        Wheels, Inc.              Chevrolet K-2500                  2GCFK29K3R1246224      Job #17 South
   14042        Wheels, Inc.              Chevrolet K1500                   1GCEK19RVE126939       Crooked Fork
   14043        Wheels, Inc.              Chevrolet K1500                   1GCEK19RXVE124942      Patterson Mtn.
   14044        Wheels, Inc.              Chevrolet K1500                   1GCEK19R5VE125609      Flag Knob
   14047        Wheels, Inc.              Chevrolet K-2500                  2GCFK29KXR1246429      Idle Equipment
   14048        Wheels, Inc.              Chevrolet Tahoe                   3GNEK18R2VG112768      Cumberland #2 Mine
   14049        Wheels, Inc.              Chevrolet K-2500                  2GCFK29KXR1244311      Job #17 South
   14051        Wheels, Inc.              Chevrolet K1500 Ext. Cab          1GCEK19R8VE128326      Job #17 South
   14052        Wheels, Inc.              Chevrolet K1500 Ext. Cab          1GCEK19R7VE127068      Quality Control-AM
   14055        Wheels, Inc.              Chevrolet K-2500                  2GCFK29K2R1246781      Lon Rogers
   14063        Wheels, Inc.              Chevrolet K-2500                  1GCFK29K4RE237823      Crooked Fork
   14065        Wheels, Inc.              Chevrolet K-2500                  1GCFK29KXRE240211      Lon Rogers
   14067        Wheels, Inc.              Chevrolet K-2500                  1GCFK29K4RE239796      Crooked Fork

   14201        Wheels, Inc.              Chevrolet Tahoe                   1GNEK13K45J364431      General & Administrative-AEI
   14203        Wheels, Inc.              Chevrolet Tahoe                   1GNEK13K65J365371      General & Administrative-AEI
   14221        Wheels, Inc.              Chevrolet K-1500 Blazer           1GNEK18K4RJ400959      Job #17 South
   14223        Wheels, Inc.              Chevrolet K-1500 Blazer           1GNEK18K4RJ401027      Crooked Fork
   14227        Wheels, Inc.              Chevrolet 3/4 Ton 4X4             1GCGK24KOLE134546      Flag Knob
   14229        Wheels, Inc.              Chevrolet 2500                    1GCGK24K5RE153926      Job #17 South
   14231        Wheels, Inc.              Ford Explorer                     1FMDU34X5RUA65426      Patterson Mtn.
   14245        Wheels, Inc.              Chevrolet K-2500                  1GCGK29K0RE196658      Engineering/Exploration - AM
   14246        Wheels, Inc.              Chevrolet 1500 4x4 Ext. Cab       2GCEK19R6T1137895      Job #17 South
   14255        Wheels, Inc.              Chevrolet Tahoe                   1GNEK18K9SJ329795      Cumberland #2 Mine
   14611        Wheels, Inc.              Ford Bronco - 4X4                 1FMEU15H1MLA18781      Idle Equipment
   14629        Wheels, Inc.              Chevrolet K-2500                  1GCFK29K3RE239028      Patterson Mtn.
   14633        Wheels, Inc.              Ford Super Duty                   1FDLF47F1SEA54521      Patterson Mtn. HWM #13
   14637        Wheels, Inc.              Chevrolet K-1500-Suburban         3GNFK16RXTG103370      General & Administrative-AEI
   14671        Wheels, Inc.              Chevrolet K-2500                  1GCFK29K1RE238783      Engineering/Exploration - AM
   14673        Wheels, Inc.              Chevrolet K-2500                  2GCFK29K7R1247456      Flag Knob
   14791        Wheels, Inc.              Chevrolet K-1500                  2GCEK19K8R1239257      Crooked Fork
   14800        Wheels, Inc.              Chevrolet Suburban 4x4            1GNFK16R5TJ360435      General & Administrative-AEI
   14803        Wheels, Inc.              Chevrolet Tahoe, 4Dr              1GNEK13R4VJ442787      General & Administrative-AEI
   14857        Wheels, Inc.              Chevrolet K-2500                  1GCFK29K4RE238146      Job #17 South
   14865        Wheels, Inc.              GMC 2500 4x4                      1GTFK24K0RE538550      Ikerd Bandy HWM
   14871        Wheels, Inc.              Chevrolet Blazer 4WD              1GNEK18KORJ327413      Engineering/Exploration - AM
   14873        Wheels, Inc.              Chevrolet Blazer 4X4              1GNEK18K7RJ351787      Engineering/Exploration - AM
   14881        Wheels, Inc.              Chevrolet Blazer 4WD              1GNEK18K2RJ360543      Operations Management - AM
   14887        Wheels, Inc.              Ford Super Duty                   2FDLF47M2NCA88671      Crooked Fork
   14890        Wheels, Inc.              Ford Bronco - 4X4                 1FMEU15H2PLA23617      Job #17 South
   14892        Wheels, Inc.              Chev. Van                         1GDFG15M5T1000982      General & Administrative-AEI
   14894        Wheels, Inc.              Chevrolet Suburban 4x4            3GNFK16RSTG115137      General & Administrative-AEI
   14899        Wheels, Inc.              Chevrolet K1500 Ext. 4WD          1GCEK19ROTE151712      Operations Management - AM
   14905        Wheels, Inc.              Ford Crown Victoria               2FABP74F1KX222830      General & Administrative-AEI
   14925        Wheels, Inc.              Ford Crown Victoria LX            2FALP74W9RX209368      Engineering/Exploration - AM

MISCELLANEOUS
   31004        Caterpillar Finance       Cat 416B Backhoe                  8SG13995               Skyline Tipple
   31006        Stower's                  Cat 416B Backhoe                  8ZK10467               Patterson Mtn.

GENERATOR SETS
   19026        Caterpillar Finance       Cat 3516 Generator                25Z02912               Ikerd Bandy HWM
   19027        Caterpillar Finance       Cat 3516 Generator                25Z03207               Martiki Coal Company
   19029        Caterpillar Finance       Cat 3516 Generator                25Z02477               Job #17 South - HWM#8
   19032        Caterpillar Finance       Cat 3516 Generator                25Z04477               Job #17 South - HWM#14
   19018        Caterpillar Finance       Cat 3516                          25Z02036               Idle HWM Equipment

   19019        Caterpillar Finance       Cat 3516                          25Z02063               Patterson Mtn. HWM #13
   19031        Caterpillar Finance       Cat 3516 DITA                     25Z03350               Job #17 South - HWM#12
   19013        Provident Commercial      Cat 3408 Generator                67U8413                Conrich Pewee #1
   19023        Provident Commercial      Rebuilt Power Center              10854-2                Conrich Pewee #1

HIGHWALL MINER ADD CAR SYSTEMS
   22011        Provident Commercial      Addcar System #11 - 34 Cars       011001-011034          Idle HWM Equipment

HIGHWALL MINER LAUNCH VEHICLES
   23011        Provident Commercial      Addcar Launch Vehicle #11         LV011                  Idle HWM Equipment

HIGHWALL MINER STACKERS
   23512        Provident Commercial      Addcar Stacker                                           Martiki Coal Company

CONTINUOUS MINERS
   24018        Caterpillar Finance       Joy 14CM15-HW11CX                 JM4646                 Martiki Coal Company
   24020        CIT                       Joy 14CM15-11CX                   JM4540                 Ikerd Bandy HWM
   24023        Caterpillar Finance       Joy 1410-AA                       JM4756                 Idle HWM Equipment
   24031        Caterpillar Finance       Joy 14CM-15                       JM4837                 Idle HWM Equipment
   24033        Caterpillar Finance       Joy 14CM-15                       JM4838                 Job #17 South - HWM#14
   M24014       Mining Machinery, Inc.    Joy 14CM15-11CX                   JM4496                 Idle Equipment
   24018        Mining Machinery, Inc.    Joy 14CM15-HW11CX                 JM4646                 Martiki Coal Company
   24021        CIT                       Joy 14CM15-HW11CX                 JM4661                 Martiki Coal Company
   24023        CIT                       Joy 1410-AA                       JM4756                 Idle HWM Equipment
   24031        Caterpillar Finance       Joy 1410-AA                       JM4837                 Idle HWM Equipment
   24033        Caterpillar Finance       Joy 1410-AA                       JM4838                 Job #17 South - HWM#14
   24037        Provident Commercial      Joy, 14CM14 Miner                 JM4449                 Fork Mtn. Deep Mine

HIGHWALL MINER TANDEM DOLLIES
   25028        CIT                       Tandem Dollie, 10T                                       Ikerd Bandy HWM

HIGHWALL MINER WATER TANKS
   26003        CIT                       Water Tank                                               Job #17 South - HWM#14
   26003-P      CIT                       Water Tank                                               Martiki Coal Company
   26008        Provident Commercial      Water Tank 71 HL                  922644                 Ikerd Bandy HWM

UNDERGROUND EQUIPMENT
   33048        Provident Commercial      Battery Powered Scoop             482-1518               Conrich Pewee #1
   33049        Provident Commercial      Battery Powered Scoop             482-2087               Conrich Pewee #1
   33050        Provident Commercial      8 Unit Continuous Haulage Sys                            Fork Mtn. Deep Mine
   33051        Provident Commercial      10 Man Personnel Carrier          472B-163               Conrich Pewee #1
   33052        Provident Commercial      10 Man Personnel Carrier          472C-4C9               Conrich Pewee #1

   33053        Provident Commercial      Jeffrey Mining System             38632                  Conrich Pewee #1
   33054        Provident Commercial      RBI-50L Roof Bolters              62793R                 Conrich Pewee #1
   33055        Provident Commercial      RBI-50L Roof Bolters              M022021R               Conrich Pewee #1
   33056        Provident Commercial      Battery Powered Scoop             482-1654               Fork Mtn. Deep Mine
   33057        Provident Commercial      RBI-50L Roof Bolters              62-22013               Fork Mtn. Deep Mine
   33058        Provident Commercial      RBI-50L Roof Bolters              62-22016               Fork Mtn. Deep Mine
   33059        Provident Commercial      S & S, 482 Scoop                  482-1711               Conrich Pewee #1
   33060        Provident Commercial      Joy 21SC2-56AHE                   ET15666                Patterson Mtn. Deep Mine
   33061        Provident Commercial      Joy 21SC5-ASHE                    ET16289                Patterson Mtn. Deep Mine
   33062        Provident Commercial      S & S 482 Scoop                   1654                   Patterson Mtn. Deep Mine

                                 SCHEDULE 2.1(H)

       EQUIPMENT, INVENTORY AND LAND EXCLUDED FROM THE SECURITY AGREEMENT


A. EQUIPMENT

   UNIT NO.     DESCRIPTION              SERIAL NO.        LOCATION @ 09/10/97
--------------------------------------------------------------------------------
DOZERS
   M1021        Cat D9L                  14YO2942          Martiki Coal Co.
   1993         Cat D4C                                    Idle Equipment
   M1004        Cat D11N                 74Z00418          Crooked Fork
   M1007        Cat D10N                 2YD01412          Flag Knob
   M1009        Cat D9N                  5TJ01886          Job #17
   M1011        Cat D9L                  14Y75500          Job #17 South
   M1017        Komatsu D85P             4RC1950           Fork Mountain
   M1023        Cat D9L                  14Y03774          Patterson Mtn.
   M1024        Cat D9L                  14Y03777          Skyline Tipple
   1025         Cat D8N                  5TJ02071          Patterson Mtn.
   M1035        Cat D9L                  14Y03797          Cumberland #2 Mine
   M1036        Cat D9L                  2YD1093           Martiki Coal Company
   M1046        Cat D10N                 2YD00728          Lon Rogers
   M1049        Cat D8K                  77V75396          Skyline Tipple
   1051         Cat D11R                 8ZR00376          Job #17 South

LOADERS
   2029         Cat 988F                 8YG00524          Crooked Fork
   2049         Cat 992D                 7MJ00314          Flag Knob
   2051         Cat 992D                 7MJ00260          Cumberland #2 Mine
   2052         Cat 992D                 7MJ00691          Job #17 South
   2053         Cat 992D                 7MJ00209          Lon Rogers
   2059         Cat 973                  86G1400           Lon Rogers
   2065         Cat 988                  50W09147          Patterson Mtn.
   2490         Cat 980G                 2KR00661          Cumberland #2 Mine
   2500         Cat 988F                 22R00416          Cumberland #2 Mine
   2501         Cat 988F                 2ZR00451          Job #17 South
   2502         Cat 980 G                2KR00936          Job #17 South
   M2000        Cat 988B                 50W06981          Ikerd Bandy HWM
   M2882        Cat 992D                 7MJ00534          Crooked Fork
   M2883        Cat 988B                 50W08697          Flag Knob
   2898         Cat 988B                 50W11399          Lon Rogers

   2038         Cat 988B                             50W10501                    Conrich Pewee #1
   2730         Cat 988                              87A5839                     Conrich Pewee #1

DRILLS
   4700         Intersoll Rand LME 500C              T52054                      Equipment Rental - AEI
   M4190        Ingersoll Rand TH 60 Drill           2HTTGDWT2JC011449           Engineering/Exploration - AM
   M4290        Ingersoll Rand DM45-E                3304                        Job #17 South
   4300         Ingersoll Rand DM45-E XL750          7252                        Flag Knob
   4851         Ingersoll Rand DM45-E XL750          7254                        Cumberland #2 Mine
   4852         Ingersoll Rand DM45-E XL750          7256                        Lon Rogers
   4853         Ingersoll Rand DM45-E                7263                        Job #17 South
   M4993        Ingersoll Rand DM-45E-XL1050         3648                        Flag Knob
   M4994        Ingersoll Rand DM-45E-XL1050         3681                        Crooked Fork
   M4995        Ingersoll Rand DM-45E-XL1050         3722                        Crooked Fork
   4997         Ingersoll Rand DM-45E                4087                        Cumberland #2 Mine

SHOP EQUIPMENT
   All Shop Equipment Located at Main Shop and Mining Technologies Shop

FORK LIFTS
   2470         Cat 988B                             50W699                      Martiki Coal Company
   2901         Cat 988B                             50W08165                    Job #17 South - HWM#12
   2902         Komatsu WA600                        10164                       Idle Equipment
   2902-1       Balderson Pinion Fork                W06445                      Idle Equipment
   2907         John Deere 480-BD                    233274T                     MT Fab Shop
   2909         Yale GLP-080                         P334741                     MT Fab Shop
   2915         Cat GP30                             74AM01784                   MT Car Shop
   2945         Case 580                             900579                      Idle Equipment
   2990         Cat 966C                             76J13647                    MT Fab Shop
   2992         Cat 966C                             76J11314                    MT Car Shop
   2992-1       Cat 966C                             76J11314                    MT Car Shop
   2993         Cat V80D                             37W07908                    MT Car Shop
   2998         Cat 988B                             50W09278                    Job #17 South - HWM#14
   M2995        Cat 988B                             50W08647                    Patterson Mtn.-HWM#13
   2991         Cat 966C                             76J12357                    MMI Shop
   2906         Hyster H50F                                                      MMI Shop
   2908         Champ 350-HLDS                       CC746382                    MMI Shop
   2940         Cat 998B Fork Lift                   50W06757                    MMI Shop
   2915         Cat GP30G Fork Lift                  7AM01784                    MT Car Shop

MECHANIC TRUCKS
   8603         Ford F700 Mechanic Truck                   1FDNK74N5DVA19565           Idle Equipment
   8603-1       Miller Big 40 Welder                       KE754420                    Idle Equipment
   8612         Ford K646 Mechanic Truck                   1FDNK64N3FVA64517           MT Fab Shop
   8612-1       Quincy Air Compressor                      325 FBT Kohler              MT Fab Shop
   8609         1987  Chevrolet C70 Mechanic Truck         1GBK7D1G1HU107293           Indiana

HEAVY TRUCKS
   8752         Mack DM685S                                1M2B120C3BA0504
   16303        1975 Kenworth W-800                        146478S                     MMI Shop
   8751         1971 White Truck                           BT004HA730540               Idle Equipment
   8703         Mack DM686 Boom Truck                      1M2B128C2GAD12179           MMI Shop
   8829         Mack RD888SX                               2M2P190COJC001097           Idle Equipment
   16304        1985 Mack RD821SX                          1M2P154C2FA001078           MMI Shop
   8806         1983 Mack RD886SX                          1M2P158C5DA0010             Idle Equipment
   16307        1991 Kenworth W-900                        2XKWDB0XXMM560984           MMI Shop
   3001         Cat 777C                                   4XJ00460                    Crooked Fork
   3003         Cat 777C                                   4XJ00490                    Lon Rogers
   3005         Cat 777C                                   4XJ00546                    Lon Rogers
   3992         Cat 785                                    8GB679                      Crooked Fork
   3993         Cat 785                                    8GB680                      Crooked Fork
   3994         Cat 785                                    8GB681                      Cumberland #2 Mine
   M8014        Mack Lube Truck                            1M2P186C1JW001034           Job #17 South

LIGHT PLANTS
   15047        Allmand Maxi Light SHO-1000                9705MLS12                   Ikerd Bandy HWM
   15048        Allmand Maxi Light SHO-1000                9705MLS09                   Martiki Coal Company

YARD CRANES
   11002        Galion 125KCID Crane                       1241272                     Idle Equipment
   11003        Grove AP308                                72162                       Idle Equipment
   11004        Grove AP308                                73380                       Idle Equipment
   11005        Grove AP308                                72170                       Idle Equipment

VEHICLES
   14005        Chevrolet K-2500                           305729                      General & Administrative-AEI
   14012        Chevrolet K10 - 4x4                        1GCDK14K9KZ253894           MT Fab Shop
   14023        Chevrolet C-1500                           1GCEK14K5NZ239385           Martiki Coal Company
   14029        Chevrolet K-2500                           2GCFK29K5R1246340           MT Car Shop
   14039        Chevrolet Tahoe, 4x4                       3GNEK18R5TG165185           MT Car Shop
   14053        Chevrolet Tahoe                            3GNEK18R4VG129281           Job #17 South - HWM#12
   14234        Chevrolet 1 Ton                            1GBJC34KOLE197420           Operations Management - MT
   14360        Ford Bronco - 4x4                          AFMEU15N6KLA41265           Engineering/Exploration - MT
   14602        Chevrolet Van                              1GAGC35K5L7132097           MT Car Shop

   14608        Chevrolet K-1500                           1GCEK19R4TE167167           Operations Management - MT
   14897        Chevrolet K-250                            1GCGK24K7PE106166           MT Fab Shop
   14898        1993 Chevrolet K20 Suburban                1GNGK26N4PJ340948           General & Administrative-AEI
   14891        1993 Chevrolet Blazer 4X4                  1GNEK18K3PJ312451           General & Administrative-AEI
   8631         Ford Super Duty Mechanic Truck             2FDLF47K7RCA06485           Patterson Mtn.
   14009        Chevrolet Tahoe                            1GNEK18K7SJ303101           Operations Management - TM
   14011        Chevrolet K-1500 Blazer                    1GNEK18K7RJ400504           Sold
   14017        Chevrolet K-1500 Blazer                    1GNEK18K7RJ398768           General & Administrative-AEI
   14019        Chevrolet K-1500 Blazer                    1GNEK18K8RJ400043           Lon Rogers
   14021        Chevrolet K-1500 Blazer                    1GNEK18K1RJ401115           Patterson Mtn.
   14027        Chevrolet Blazer 4WD                       1GNEK18K5RJ333028           Job #17 South
   14030        Chevrolet Tahoe                            3GNEK18R4TG150032           General & Administrative-AEI
   14031        Chevrolet K-1500 Blazer                    1GNEK18K9RJ424562           Skyline Tipple
   14032        Ford F250 - 4X4                            1FTHF26H2KNA36885           Baldwin Prep Plant
   14033        Chevrolet K-2500                           2GCFK29K2R1244657           Job #17 South
   14037        Chevrolet K-2500                           2GCFK29K2R1246473           Lon Rogers
   14038        Chevrolet K-1500, 4x4                      1GCEK19R4TE266135           Engineering/Exploration - AE
   14040        Chevrolet Tahoe                            1GNEK13R1TJ425927           General & Administrative-AEI
   14041        Chevrolet K-2500                           2GCFK29K3R1246224           Job #17 South
   14042        Chevrolet K1500                            1GCEK19RVE126939            Crooked Fork
   14043        Chevrolet K1500                            1GCEK19RXVE124942           Patterson Mtn.
   14044        Chevrolet K1500                            1GCEK19R5VE125609           Flag Knob
   14047        Chevrolet K-2500                           2GCFK29KXR1246429           Idle Equipment
   14048        Chevrolet Tahoe                            3GNEK18R2VG112768           Cumberland #2 Mine
   14049        Chevrolet K-2500                           2GCFK29KXR1244311           Job #17 South
   14051        Chevrolet K1500 Ext. Cab                   1GCEK19R8VE128326           Job #17 South
   14052        Chevrolet K1500 Ext. Cab                   1GCEK19R7VE127068           Quality Control-AM
   14055        Chevrolet K-2500                           2GCFK29K2R1246781           Lon Rogers
   14063        Chevrolet K-2500                           1GCFK29K4RE237823           Crooked Fork
   14065        Chevrolet K-2500                           1GCFK29KXRE240211           Lon Rogers
   14067        Chevrolet K-2500                           1GCFK29K4RE239796           Crooked Fork
   14201        Chevrolet Tahoe                            1GNEK13K45J364431           General & Administrative-AEI
   14203        Chevrolet Tahoe                            1GNEK13K65J365371           General & Administrative-AEI
   14221        Chevrolet K-1500 Blazer                    1GNEK18K4RJ400959           Job #17 South
   14223        Chevrolet K-1500 Blazer                    1GNEK18K4RJ401027           Crooked Fork
   14227        Chevrolet 3/4 Ton 4X4                      1GCGK24KOLE134546           Flag Knob
   14229        Chevrolet 2500                             1GCGK24K5RE153926           Job #17 South
   14231        Ford Explorer                              1FMDU34X5RUA65426           Patterson Mtn.
   14245        Chevrolet K-2500                           1GCGK29K0RE196658           Engineering/Exploration - AM
   14246        Chevrolet 1500 4x4 Ext. Cab                2GCEK19R6T1137895           Job #17 South
   14255        Chevrolet Tahoe                            1GNEK18K9SJ329795           Cumberland #2 Mine
   14611        Ford Bronco - 4X4                          1FMEU15H1MLA18781           Idle Equipment


   14629        Chevrolet K-2500                           1GCFK29K3RE239028           Patterson Mtn.
   14633        Ford Super Duty                            1FDLF47F1SEA54521           Patterson Mtn. HWM #13
   14637        Chevrolet K-1500-Suburban                  3GNFK16RXTG103370           General & Administrative-AEI
   14671        Chevrolet K-2500                           1GCFK29K1RE238783           Engineering/Exploration - AM
   14673        Chevrolet K-2500                           2GCFK29K7R1247456           Flag Knob
   14791        Chevrolet K-1500                           2GCEK19K8R1239257           Crooked Fork
   14800        Chevrolet Suburban 4x4                     1GNFK16R5TJ360435           General & Administrative-AEI
   14803        Chevrolet Tahoe, 4Dr                       1GNEK13R4VJ442787           General & Administrative-AEI
   14857        Chevrolet K-2500                           1GCFK29K4RE238146           Job #17 South
   14865        GMC 2500 4x4                               1GTFK24K0RE538550           Ikerd Bandy HWM
   14871        Chevrolet Blazer 4WD                       1GNEK18KORJ327413           Engineering/Exploration - AM
   14873        Chevrolet Blazer 4X4                       1GNEK18K7RJ351787           Engineering/Exploration - AM
   14881        Chevrolet Blazer 4WD                       1GNEK18K2RJ360543           Operations Management - AM
   14887        Ford Super Duty                            2FDLF47M2NCA88671           Crooked Fork
   14890        Ford Bronco - 4X4                          1FMEU15H2PLA23617           Job #17 South
   14892        Chev. Van                                  1GDFG15M5T1000982           General & Administrative-AEI
   14894        Chevrolet Suburban 4x4                     3GNFK16RSTG115137           General & Administrative-AEI
   14899        Chevrolet K1500 Ext. 4WD                   1GCEK19ROTE151712           Operations Management - AM
   14905        Ford Crown Victoria                        2FABP74F1KX222830           General & Administrative-AEI
   14925        Ford Crown Victoria LX                     2FALP74W9RX209368           Engineering/Exploration - AM

TRAILERS
   16754        Great Dane Parts Trailer                   20070                       Ikerd Bandy HWM
   16767        Utility Parts Trailer                      1UYVS2430CT703119           Martiki Coal Company
   16769        Trailmobile Parts Trailer                  593688                      Patterson Mtn. HWM #13
   16504        Hyster RGH60TD4-T1N                        14334                       MMI Shop
   16506        Liddell Birmingham 50 Ton Trailer          1L74S4836KAB01497           MMI Shop
   16507        Talbert WK615 & 1 Talbert Axle             40FWK615XJ10073             MMI Shop
   16509        Rogers 60-Ton Trailer                      18337                       MMI Shop
   16515        1986 Transcraft Trailer                    1TTF43206F1026382           MMI Shop
   16508        2-Axle Trailer                             102ASF2144                  MMI Shop
   16516        Hobbs 42' Lowboy Trailer                   FHV353905                   MMI Shop
   16517        Great Dane Trailer - 45'-75'               1GRDP902BDM044402           MMI Shop
   16518        Rogers 50-Ton Lowboy                       1RBH46304NAAR21655          MMI Shop
   16519        Steerable Dollie Trailer                   KYT21404                    MMI Shop
   16520        Great Dane Drop Deck Trailer               1GRDN882SBM002704           MMI Shop
   16514        1975 Vulcan Water Trailer                  VT280775                    MMI Shop
   16512        1972 Prog Trailer                          B26356                      MMI Shop
   16521        1995 Clark CDFBT Trailer                   1CD2L4825SA0051             MMI Shop
   16915        Gindy Parts Trailer                        115474E                     Job #17 South - HWM#14

SCRAPERS
   0890         Cat 631                                    24W2502                     Idle Equipment
   M0101        Cat 657 E Scraper                          91Z00221                    Cumberland #2 Mine
   M0104        Cat 657 E Scraper                          91Z00228                    Cumberland #2 Mine

MISCELLANEOUS FARM EQUIPMENT
   17653        Radial Arm Drill Geared Head & Drill                                   MT Fab Shop

GENERATOR SETS
   19026        Cat 3516 Generator                         25Z02912                    Ikerd Bandy HWM
   19027        Cat 3516 Generator                         25Z03207                    Martiki Coal Company
   19029        Cat 3516 Generator                         25Z02477                    Job #17 South - HWM#8
   19032        Cat 3516 Generator                         25Z04477                    Job #17 South - HWM#14
   19018        Cat 3516                                   25Z02036                    Idle HWM Equipment
   19019        Cat 3516                                   25Z02063                    Patterson Mtn. HWM #13
   19031        Cat 3516 DITA                              25Z03350                    Job #17 South - HWM#12
   19013        Cat 3408 Generator                         67U8413                     Conrich Pewee #1
   19023        Rebuilt Power Center                       10854-2                     Conrich Pewee #1

MAIN SHOP EQUIPMENT
   20306        Lincoln DC400 Welder                       AC-751251                   MT Car Shop
   20366        MC-59 Pipe Bender                          M14821-S                    MT Fab Shop
   20370        Doall Band Saw                             90154460-60-3               MT Fab Shop
   20371        Jig Manufacturi Add Car Weldment           WO 1524                     MT Car Shop
   20372        Wellsaw Band Saw with Coolant System       MD8W/1016                   MT Car Shop
   20376        Sabra 1000 Cutting Machine                 93-VIS-9015                 MT Fab Shop
   21204        Hydraulic Jig Table                                                    MT Car Shop
   21205        Hydraulic Jig Table                                                    MT Car Shop

HIGHWALL MINER ADDCAR SYSTEMS
   22006        Addcar System #6 - 27 Cars                 22006                       Ikerd Bandy HWM
   22003        Addcar System #3 - 27 Cars                 22003-1 to 22003-27         Martiki Coal Company
   22011        Addcar System #11 - 34 Cars                011001-011034               Idle HWM Equipment
   22014        Addcar System #14 - 26 Cars                22014                       Job #17 South - HWM#8
                Addcar System #A3 (Cars only)

HIGHWALL MINER LAUNCH VEHICLES
   23003        Addcar Launch Vehicle #3                   23003                       Martiki Coal Company
   23006        Addcar Launch Vehicle #6                   23006                       Ikerd Bandy HWM
   23011        Addcar Launch Vehicle #11                  LV011                       Idle HWM Equipment
   23014        Addcar Launch Vehicle #14                  LV014                       Job #17 South - HWM#14

HIGHWALL MINER STACKERS
   23503        Addcar Stacker                             PO#177951 WO1182            Idle HWM Equipment
   23504        Mobile 48" Stacker                         TL04P0182526                Parked @Fab Shop
   23506        Addcar Stacker                             PO#197151 WO1158            Job #17 South - HWM#14
   23511        Addcar Mobile Stacke for HWM#11            TL011                       Idle HWM Equipment
   23512        Addcar Stacker for System #12                                          Martiki Coal Company
   23514        Addcar Stacker                             TL-014                      Ikerd Bandy HWM

CONTINUOUS MINERS
   24001        Joy 14CM-1 Miner                           JM1634                      Idle HWM Equipment
   24002        Eimco 2480 Miner                           70880018                    Idle HWM Equipment
   24004        Eimco 2810 Miner                           70880051                    Idle HWM Equipment
   24006        Eimco 2810 Miner                           70880059                    Idle HWM Equipment
   24007        Eimco 2810 Miner                           70880060                    Idle HWM Equipment
   24018        Joy 14CM15-HW11CX                          JM4646                      Martiki Coal Company
   24020        Joy 14CM15-11CX                            JM4540                      Ikerd Bandy HWM
   24023        Joy 1410-AA                                JM4756                      Idle HWM Equipment
   24031        Joy 14CM-15                                JM4837                      Idle HWM Equipment
   24033        Joy 14CM-15                                JM4838                      Job #17 South - HWM#14
   M24014       Joy 14CM15-11CX                            JM4496                      Idle Equipment
   24021        Joy 14CM15-HW11CX                          JM4661                      Martiki Coal Company
   24023        Joy 1410-AA                                JM4756                      Idle HWM Equipment
   24031        Joy 1410-AA                                JM4837                      Idle HWM Equipment
   24033        Joy 1410-AA                                JM4838                      Job #17 South - HWM#14
   24037        Joy 14CM14 Miner                           JM4449                      Fork Mtn. Deep Mine

GRADERS
   6005         Cat 16G                                    93U03550                    Patterson Mtn.
   M6004        Cat 16G                                    93U01699                    Flag Knob
   M6005        Cat 16G                                    93U01861                    Job #17 South

EXCAVATORS
   5050         Cat 325 Excavator                          7LM1300                     Crooked Fork

HIGHWALL MINER TANDEM DOLLIES
   25006        L. Vehicle Carry Dollies                                               Idle HWM Equipment
   25007        Tandem Dollie                                                          Martiki Coal Company
   25010        Small Pull Dollie                                                      Martiki Coal Company
   25012        5 Ton Dollie                               233                         Job #17 South - HWM#14
   25015        10 Ton Dollie, 14x24                       22412428                    Idle HWM Equipment
   25016        Large Pull Dollie -68 Co                   22011023                    Idle HWM Equipment
   25017        Large Pull Dollie -70 Co                   22413131                    Idle HWM Equipment


   25018        Large Pull Dollie with Tow                 1009                        Idle HWM Equipment
   25019        Large Pull Dollie with Tow                 1210                        Idle HWM Equipment
   25020        Large Pull Dollie with Tow                 22011017                    Idle HWM Equipment
   25023        Jeep Dollie                                6463 & 956                  Job #17 South - HWM#14
   25027        Jeep Dollie                                16945                       Job #17 South - HWM#14
   25028        Tandem Dollie, 10T                                                     Ikerd Bandy HWM
   25029        11:00 x 20 Dollie                                                      Idle HWM Equipment
   25030        11:00 x 20 Dollie                                                      Idle HWM Equipment
   25031        11:00 x 20 Dollie                                                      Idle HWM Equipment
   25033        10 Ton Dollie                                                          Martiki Coal Company
   25037        5 Ton Dollie                                                           Martiki Coal Company
   25039        5 Ton Dollie                                                           Idle HWM Equipment
   25049        11:00 x 20 Tandem Dollie                   17414                       Job #17 South - HWM#14
   25055        11 x 20 5 Ton Dollie                       33666                       Ikerd Bandy HWM
   25057        11 x 20 5 Ton Dollie                       XM211                       Idle HWM Equipment
   25061        14 x 24 10 Ton Dollie                      075                         Idle HWM Equipment

HIGHWALL MINER WATER TANKS
   26003        Water Tank                                                             Job #17 South - HWM#14
   26003-P      Water Tank                                                             Martiki Coal Company
   26007        Great Dane Water Tank                      HT924223                    Idle HWM Equipment
   26008        Water Tank 71 HL Water Tanker              922644                      Ikerd Bandy HWM

HIGHWALL MINER CONVEYOR SYSTEMS
   27003        74 x 22 Transfer Conveyor                                              Idle Equipment
   27005        Overland Conveyor                                                      Idle Equipment
   27006        Overland Conveyor                                                      Idle Equipment
   27007        Overland Conveyor                                                      Idle Equipment
   27008        Overland Conveyor                                                      Idle Equipment
   27009        Overland Conveyor                                                      Idle Equipment
   27010        Conveyor                                                               Idle Equipment

HIGHWALL MINER MISC. EQUIPMENT
   28003        Sullair Air Compressor                     004-1002799                 Idle Equipment
   28005        Sullair 1600DPQCAT                         105278                      Idle Equipment
   28007        Addcar Test Car                            W01584                      Patterson Mtn HWM#13

UNDERGROUND EQUIPMENT
   33048        Battery Powered Scoop                      482-1518                    Conrich Pewee #1
   33049        Battery Powered Scoop                      482-2087                    Conrich Pewee #1
   33050        8 Unit Continuous Haulage Sys                                          Fork Mtn. Deep Mine
   33051        10 Man Personnel Carrier                   472B-163                    Conrich Pewee #1

   33052        10 Man Personnel Carrier                   472C-4C9                    Conrich Pewee #1
   33053        Jeffrey Mining System                      38632                       Conrich Pewee #1
   33054        RBI-50L Roof Bolters                       62793R                      Conrich Pewee #1
   33055        RBI-50L Roof Bolters                       M022021R                    Conrich Pewee #1
   33056        Battery Powered Scoop                      482-1654                    Fork Mtn. Deep Mine
   33057        RBI-50L Roof Bolters                       62-22013                    Fork Mtn. Deep Mine
   33058        RBI-50L Roof Bolters                       62-22016                    Fork Mtn. Deep Mine
   33059        S & S, 482 Scoop                           482-1711                    Conrich Pewee #1
   33060        Joy 21SC2-56AHE                            ET15666                     Patterson Mtn. Deep Mine
   33061        Joy 21SC5-ASHE                             ET16289                     Patterson Mtn. Deep Mine
   33062        S & S 482 Scoop                            1654                        Patterson Mtn. Deep Mine

MISCELLANEOUS EQUIPMENT
   21203        Transformer                                                            MT Car Shop
   31005        Steam Jennie                                                           MT Car Shop
   17504        Ford 5610                                  BB23601                     Idle Equipment
   17609        Miller 12' Offset Disc                     2H14600                     Idle Equipment
   17610        Case 2470                                  8853654                     Cumberland #2 Mine
   17611        Kewanee 245 Tandem Disc Harrow             100061                      Cumberland #2 Mine
   17613        Ford 3930                                  BC67905                     MMI Shop
   17614        Finn B70                                   85020                       Idle Equipment
   17615        Versadrill GT                              85027                       Idle Equipment
   17606        Versadrill GT 805                          871711                      Idle Equipment
   17616        256 Bale Buster                            25766W                      Idle Equipment
   17607        John Deere 4240                            861392                      Cumberland #2 Mine
   17608        265 Bale Buster                            1632-164999                 Idle Equipment
   17617        Massey Ferguson 160 Manure Spreader        N/A                         Idle Equipment
   17618        1200 Spreader                              N/A                         Idle Equipment
   17619        Finn 850 Hydroseeder                       BN2316                      Cumberland #2 Mine
   17620        Finn B250D Straw Blower                    N/A                         Reclamation
   17624        660 Hay Rake                               N/A                         Idle Equipment
   17626        Herd MD1200 Spreader                       8351043                     Idle Equipment
   17629        Agrip Rotary Plow                          N/A                         Idle Equipment
   17630        7' Rock Rake                               9090273205                  Idle Equipment
   17631        Schulte Rock Picker                        641736                      Idle Equipment
   17632        New Holland Roll Baler                     002141                      Idle Equipment
   17634        Electro-Spray Fertilizer Sprayer           98849                       Idle Equipment
   17645        Herd MD1250C Seeder                        N/A                         MMI Shop
   17651        MD276 6' Bush Hog                          N/A                         MMI Shop
   17652        Blade, Scraper, 8' Bushho                                              Reclamation
   17644        Front-Mounted Loader                       N/A
   N/A          Herd 750 Seed Sower                        81948                       MMI Shop

   17613-1      2512 Bush Hog                              14344                       MMI Shop
   17681        Landpride RCP2560 Parallel Mower           12-00821                    Idle Equipment
   17683        Bush Hog 2620                              3662                        Reclamation
   17644        Allis Front End Mower                      N/A                         MMI Shop
   20358        Lietz Surveying Station                    176969                      MMI Shop
   20354        Lincoln Wire Feed
   31004        Cat 416B Backhoe                           8SG13995                    Skyline Tipple
   31006        Cat 416B Backhoe                           8ZK10467                    Patterson Mtn.

B. CAR SHOP INVENTORY @ 7/31/97

 QUANTITY                             DESCRIPTION                        PART #             UNIT COST                  TOTAL
 ----------------------------------------------------------------------------------------------------------------------------
 21           Electrical Boxes - From WO #242 (used)                                          $6,980                 $146,574
 2            Electrical Boxes (used)                                                          6,980                   13,959
 10           Electrical Boxes (new)                                                           6,980                   69,797
 1            Conn. Box                                                  017-1000              2,002                    2,002
 2            Skid Cyl.                                                  203-0033              7,857                   15,714
 1            Bean Pump Assm.                                                                  4,000                    4,000
 1            Pusher Cyl.                                                203-0034              6,311                    6,311
 1            100 HP Motor                                               241-0004              5,000                    5,000
 2            40 HP Stacker Motor                                        501-0043              3,500                    7,000
 2            Transformer                                                601564-79             7,306                   14,612
 2            Stab Cylinder                                              016-0002                700                    1,400
 1            200 HP Motor                                               203-1193              4,235                    4,235
 1            L.H. Gear Pot                                              012-0003             23,000                   23,000
 1            R.H. Gear Pot                                              012-0002             23,000                   23,000
 1            Lift Cylinder                                                                    5,800                    5,800
 18           Roller Head Pulley 10" X 51" 3 15/16" X 5'1 3/4" Shaft     391-0003                753                   13,545
 18           Roller 10" X 51 " 2 15/16" X 5' 6 1/2" Shaft               391-0007                540                    9,720
 1            Roller                                                     361-0002              1,610                    1,610
 9            Roller 8" X 51" 2 15/16" X 5' Shaft                        391-0005                775                    6,975
 15           Roller 10" X 51" 3 7/16" X 6' 6 12" Shaft                  391-0001                708                   10,624
 4            Old Styler Roller Box                                      202-1075              5,000                   20,000
 15           Driver Rollers                                                                   1,943                   29,148
 28           10:1 Speed Reducer - From WO #242                          391-0013              2,470                   69,164
 16           10:1 Speed Reducer                                         391-0013              4,868                   77,891
 28           30 HP Motor                                                391-0012              2,402                   67,260
 26           30 HP Motor                                                391-0012              3,022                   78,578
 1            150 HP Motor                                               017-0001             18,500                   18,500
 2            350 HP A-C Motor                                           017-0000             38,500                   77,000
 2            50 HP EIMCO Motor                                          017-0002             19,019                   38,038

   2            Cutter Head                                                011-0000             48,800                   97,600
   129          4" X 33" Roller                                            1048                     37                    4,809
   208          5" X 33" Roller                                            1010                     40                    8,382
   492          5" X 15" Roller                                            1009                     27                   13,151
   48           5" X 33" Impact Roller                                                             110                    5,294
   810          4" X 15" Roller                                            1049                     25                   20,120
   47           4" X 30" Roller                                            1008                     36                    1,715
   106          4" X 30" Impact Roller                                     1047                    104                   11,011
   2            Hog Gathering Arms                                                               2,000                    4,000
   12           Used 10" X 63" Lagged Pulley                                                       624                    7,488
   100          1/4" X 2" X 20' Tube Steel                                                          52                    5,220
   13           40 per ft 12" X 16" X 23' Tube Steel                                               920                   11,960
   2            Mukker Stacker Cyl.                                                              1,000                    2,000
   1            Shear Jack Cyl.                                            016-0000              3,985                    3,985
   2            Planetary                                                  520514552             8,800                   17,600
   4            Used Motorized Head Pulley                                                       3,000                   12,000
   2            Starter Box                                                604-0224              6,673                   13,346
   1            Shear Jack Cylinder                                        016-0025              4,255                    4,255
   1            Siemens 100 HP Motor                                                             8,000                    8,000
   1            Lincoln 100 HP Motor                                                             5,000                    5,000
   1            Fork Carriage                                                                    8,550                    8,550
   2            Jeamar Capstan Electric Winch                                                   12,052                   24,104
   4            Edge                                                       4T6590                  169                      677
   1            Edge                                                       4T6589                  325                      325
   1            Edge                                                       140762                  274                      274
   2            Edge                                                       4T6511                  179                      359
   3            Tooth                                                      9W8552                   72                      217
   6            Tooth                                                      9W8559                   64                      384
   2            Tooth                                                      9W8452                   44                       89
   1            Tooth                                                      9W8451                   47                       47
   1            Shank                                                      7T8454                  159                      159
   1            Protector                                                  9W8365                  286                      286
   8            Tooth                                                      1U3351                   26                      206
   2            Tooth                                                      9W8459                   44                       88
   1            Edge                                                       7T4689                  395                      395
   1            Edge                                                       3G8281                  248                      248
   1            Edge                                                       4J8723                  178                      178
   1            Edge                                                       3G8292                  181                      181
   1            Edge                                                       4T6672                   48                       48
   1            Edge                                                       3G8282                  248                      248
   10           Segment                                                    6Y2931                   60                      604
   1            Bracket                                                    8J9011                1,351                    1,351

   1            Edge                                                       3G8290                    219                      219
   3            Edge                                                       5J3101                    503                    1,509
   2            Bracket                                                    3S3228                     43                       85
   33           12" x 20" x 6' Tube                                                                  291                    9,613
   3            333 KVA Transformer                                                                1,500                    4,500
   3            100 KVA Transformer                                                                1,000                    3,000
   1            25 KVA Transformer                                                                   400                      400
   2            6" x 12" x 17' Beam                                                                  133                      265
   2            6" x 10" x 19' Beam                                                                  125                      251
   4            6" x 10" x 9' Beam                                                                    59                      238
   1            10" x 20' Channel                                                                     92                       92
   1            8" x 20' Channel                                                                      60                       60
   1            10" x 11" x 13' x 1" Beam                                                            343                      343
   2            1/2" x 6" x 6" x 40' Beam                                                            300                      600
   1            32" DM45 Bit Sub                                                                     495                      495
   1            DM45 Top Sub                                                                         495                      495
   4            Falk Enclosed Gear Drive                                   3507J-14                8,233                   32,931
   2            Rex Bearing                                                ZF5407Y                 1,123                    2,246
   1            Falk  Coupling Sleeve                                      1150T10                   594                      594
   10           Segment                                                    1026686                   186                    1,860
   4            DM45 Top Sub                                                                         495                    1,980
   1            GD35 6' Bottom Sub                                                                   783                      783
   3            DM45 Bot Sub to Wear Plate                                                           641                    1,923
   2            Plate                                                      9V5793                    103                      205
   1            Edge                                                       4T6760                    183                      183
   3            Edge                                                       9W5432                    174                      523
                                                                                                        --------------------------

                                                                                                                       $1,221,806

C. FAB SHOP INVENTORY @ 7/31/97

   QUANTITY                             DESCRIPTION                     PART #         UNIT COST                    TOTAL
   ---------------------------------------------------------------------------------------------------------------------------

   1            Joy 1415 Complete Cutter Head Assembly                                   $175,000                 $175,000
   5            Rex 3 15/16" Bearing                                                          423                    2,113
   1            Rex 1 15/16" Bearing                                                          149                      149
   1            Dodge 3 15/16" Bearing                                                        588                      588
   1            18" Take Up Frame                                                             377                      377
   2            Rex 2 7/16" Bearing                                                           170                      339
   1            400 Watt Floodlight                                                           250                      250
   1            Cross Pump Filter                                                              41                       41
   1            4 7/16" Falk Bushing                                                          328                      328
   10           Dodge 3 15/16" Bushing                                                        177                    1,775

   2            Dodge 4 7/16" Bushing                                                         186                      373
   2            5th Wheel Plate                                                                53                      106
   4            Water Reel Swivel                                                             149                      598
   2            Skid Clevis Pin                                                               135                      270
   3            Prop Clevis Pin                                                                65                      195
   2            Prop Clevis Rod End                                                           625                    1,250
   4            Lift Column Rod End                                                           525                    2,100
   10           Ft 160 Roller Chain                                                            28                      279
   40           Ft 140 Roller Chain                                                            14                      560
   20           Ft 80 Roller Chain                                                             15                      293
   10           Ft 60 Roller Chain                                                             14                      139
   2            140 Sprocket                                                                  138                      276
   2            160 Sprocket                                                                  146                      291
   2            BS24 1 1/14" Sprocket                                                          17                       34
   2            Water Regulator                                                               160                      320
   1            Goodyear Belt                                                                 305                      305
   3            Goodyear Belt                                                                 237                      712
   2            Gates Belt                                                                    602                    1,204
   4            Gates Belt                                                                    343                    1,373
   1            Gates Belt                                                                    360                      360
   1            Blast Sheild Cylinder                                                         340                      340
   1            ISR Relay                                                                     215                      215
   1            Tail Roller                                                                   472                      472
   0            Keeper for Boom                                                               133                        0
   1            Demultiplexer                                                               5,864                    5,864
   2            Insulator Overload                                                          1,562                    3,124
   3            Thermal Overload Relay                                                         43                      128
   2            Cat Seal                                                                      566                    1,132
   1            Ring Carrier                                                                  740                      740
   0            Pinion Output Shaft                                                         1,437                        0
   50           1 1/2" Hose                                                                    12                      604
   50           1" Hose                                                                         5                      254
   50           3/4" Hose                                                                       3                      162
   100          1/2" Hose                                                                       4                      357
   50           3/8" Hose                                                                       3                      163
   2,400        Ft 4/0 Used Cable                                                               6                   13,200
   60           66" Belting                                                                    20                    1,200
   30           72" Belting                                                                    18                      540
   150          72" X 3/4" Belting                                                             25                    3,750
   5            Sections Catwald                                                              300                    1,500
   1            Westinghouse 100 HP Motor                                                   2,800                    2,800
   25           5" X 30" Impact Roller                                                        130                    3,250

   74           5" X 11" Impact Roller                                                           66                    4,884
   14           4" X 33" Impact Roller                                                          100                    1,400
   14           5" X 57" Roller                                                                  60                      840
   4            1" X 8' X 20' Plate M.S.                                                      1,595                    6,380
   1            3/4" X 8' X 20 Plate M.S.                                                     1,238                    1,238
   2            1/2" X 8' X 20' Plate M.S.                                                      800                    1,600
   1            1/4" X 8' X 20' Plate M.S.                                                      460                      460
   2            3/8" X 8' X 20' Plate M.S.                                                      599                    1,198
   1            1 1/4" X 8' X 20' Plate T-1                                                   3,100                    3,100
   1            1 1/2" X 8' X 20' Plate M.S.                                                  2,400                    2,400
   1            1 1/2" X 8' X 17' Plate G.R.50                                                2,000                    2,000
   1            3/4" x 8' x 20' 400 Plate                                                     1,400                    1,400
   8            3/8" X 5" X 5" X 40' Tube                                                       435                    3,478
   17           2" X 4" X 20' Bar                                                               169                    2,873
   7            1 1/2" X 24" X 20' Plate T-1                                                    850                    5,950
   4            1 1/2" X 18" X 20' Plate T-1                                                    650                    2,600
   5            1 1/2" X 24" X 20' Plate T-1                                                    425                    2,125
   6            245 X 106 X 65'                                                               2,300                   13,800
   1            245 X 106 X 60'                                                               2,100                    2,100
   2            24 X 131 X 60'                                                                2,800                    5,600
   4            14 X 48 X 60'                                                                 8,000                   32,000
   2,400        2/0 3 Cond 5000 Volt Cable                                                       13                   31,200
   2,000        2/0 3 Cond 2 KV Cable                                                            14                   28,280
   7            1" X 125' Wire Rope                                                             750                    5,250
   3            10" X 40' Tube                                                                1,027                    3,080
                                                                                                  --------------------------

                                                                                                                    $397,027



D. IKERD-BANDY INVENTORY @ 7/1/97

   QUANTITY                             DESCRIPTION                PART #                    UNIT COST                  TOTAL
   --------------------------------------------------------------------------------------------------------------------------

   1            DC CONTACTOR                                       601525-8                     $750                     $750
   1            DEMULTIPLEXOR                                      601843-86                   6,221                    6,221
   6            FH28 HEATER STRIP                                  601547-28                       8                       45
   6            FH47 HEATER STRIP                                  601547-47                       8                       45
   6            FH71 HEATER STRIP                                  601547-71                       8                       45
   6            FH75 HEATER STRIP                                  601547-75                       8                       45
   6            FH80 HEATER STRIP                                  601547-80                       8                       45
   6            FH93 HEATER STRIP                                  601547-93                       8                       45

   6            FUSE                                               600014-102                      3                       16
   1            OVERLOAD                                           601866-2021                 1,665                    1,665
   3            OVERLOAD BASE                                      601548-75                      44                      132
   1            OVERLOAD BASE                                      601548-44                     115                      115
   1            POWER SUPPLY                                       601566-10                   1,290                    1,290
   1            RECEIVER                                           601843-135                  3,022                    3,022
   1            ANTENNA                                            601843-123                     63                       63
   1            SOLENOID ASSEMBLY                                  570553-2                      485                      485
   1            STARTER                                            601878-21                   1,046                    1,046
   1            TRANSMITTER                                        601843-136                  3,182                    3,182
   1            CABLE                                              601843-34                     177                      177
   2            CLAMP                                              1564315-9                     113                      226
   2            CLAMP                                              902224-106                      1                        1
   1            HYD. PUMP                                          506227-28                     926                      926
   2            SHEAR LOAD LOCK                                    534613-23                     225                      450
   2            O-RING                                             910660-273                      2                        4
   2            O-RING                                             910660-138                      0                        1
   2            O-RING                                             910659-220                      1                        2
   2            O-RING                                             910659-447                     14                       29
   2            O-RING                                             910659-226                      3                        7
   2            O-RING                                             910660-244                      0                        1
   2            O-RING                                             910660-437                      2                        3
   2            PIN                                                1069434-205                   534                    1,068
   2            PIN                                                1069432-334                    12                       24
   2            PIN                                                1069432-513                    73                      145
   1            TAIL ROLLER                                        531840-4                      523                      523
   2            1/4" PLUG                                          901924-3                        0                        1
   2            SPRING PIN                                         904685-152                      1                        1
   1            SLIDE SPRING                                       1069585-83                    114                      114
   2            CONVEYOR SHAFT                                     1069528-490                   305                      610
   1            CAP                                                1122770-1                     105                      105
   1            SNAP RING                                          905362-250                      4                        4
   1            PLUG                                               1069452-31                      9                        9
   1            PLUG                                               906512-168                      1                        1
   1            CAP                                                3069141-63                     64                       64
   1            SNAP RING                                          905478-425                      9                        9
   1            PLUG                                               480228                          6                        6
   1            SNAP RING                                          902109-225                      1                        1
   2            PIN                                                1451909                        14                       28
   2            DOWEL PIN                                          1451476-1                       1                        2
   4            SHIM                                               1069533-373                     7                       29
   4            SHIM                                               1069533-374                     8                       32

   4            SHIM                                               1069533-375                     8                       32
   1            VALVE                                              531872-1                      430                      430
   12           NOZZLE                                             1566237-6                       8                       98
   4            PIG EYE 3/8"                                       902140-1                        7                       29
   4            PIG EYE 1/2"                                       902140-2                        5                       20
   4            PIG EYE 3/4"                                       902140-3                        9                       37
   4            PLUG 1/8"                                          901924-2                        0                        1
   4            PLUG 1/4"                                          901924-3                        0                        1
   4            PLUG 3/8"                                          901924-4                        0                        1
   4            PLUG 1/2"                                          901924-5                        0                        1
   4            PLUG 3/4"                                          901924-6                        1                        3
   4            PLUG 1"                                            901924-4                        3                       11
   4            PLUG 1 1/4"                                        901924-8                        5                       18
   2            VENT                                               903458-10                      10                       19
   2            BEARING/HEAD PULLY                                 1143                          319                      639
   2            BEARING/L.V. TAKEUP                                1018                          588                    1,175
   12           4" X 30" ROLLER                                    1008                           37                      442
   11           4" X 11" ROLLER                                    1007                           22                      244
   5            ZIPPER BOOTS                                       1224                           74                      370
   5            ZIPPER BOOTS                                       3424                           69                      345
   5            ZIPPER BOOTS                                       5630                           78                      388
   1            LOT HYDRAULIC FITTINGS                                                         4,850                    4,850
   1            FILTER                                             2P4005                          9                        9
   1            FILTER                                             8N2556                         60                       60
   4            FILTER                                             1R0719                          5                       19
   6            FILTER                                             4P2839                         15                       88
   2            FILTER                                             7W5313                         37                       74
   4            FILTER                                             8N6309                         59                      237
   10           FILTER                                             1R0718                          5                       52
   4            FILTER                                             7J0670                          7                       27
   2            FILTER                                             P181050                         9                       19
   2            FILTER                                             P550534                         3                        6
   4            FILTER                                             P552020                         7                       28
   2            FILTER                                             9M2341                          2                        5
   50           RG-59 COAX                                                                         0                       10
   50           RG-8 COAX                                                                          1                       71
   10           CONNECTOR                                          88-18                           2                       19
   10           CONNECTOR                                          88-2                            2                       18
   5            CONNECTOR                                          CPGD-555                        2                       12
   2            3 15/16" SPROCKET                                  1053                          139                      277
   2            SUPPORT SKID                                       1042                          535                    1,070
   1            CLEVIS JACK LIFT                                   1038                          525                      525

   2            1 1/4" X 4" POLY-BAR                               1304                           32                       65
   1            CLEVIS PROP ROLLER                                 1081                          625                      625
   1            PIN PROP CLEVIS                                    1082                           30                       30
   1            SPACER SKID CLEVIS                                 1021                           15                       15
   2            18" FRAME TAKE-UP                                  1020                          377                      754
   4            BEARING/HEAD/DRIVE PULLY                           1017                          225                      899
   2            BEARING/TAIL PUULEY                                1263                          144                      288
   2            BEARING/WHEEL                                      1015                          215                      431
   2            BEARING/L.V. DRIVE                                 1016                          389                      779
   1            CONTACTOR                                          DPCK3035AW                    396                      396
   6            HEATER STRIP                                       FH47                            7                       42
   12           250 MCM BUTT CONNECTOR                                                             2                       20
   12           250 MCM LUGG                                                                       2                       20
   10           FUSE                                               ATM10                           4                       35
   10           FUSE                                               ATM15                           4                       35
   10           FUSE                                               ATM30                           4                       35
   5            3/4 FUSE                                           KTK                             4                       18
   30           #33 TAPE                                                                           3                       82
   20           #27 TAPE                                                                           7                      139
   30           HIGH VOLT TAPE                                                                     8                      230
   30           MHSA TAPE                                                                          1                       26
   20           SHEILDING TAPE                                                                     4                       79
   10           2520 TAPE                                                                         12                      123
   10           140 CHAIN                                                                         22                      219
   4            140 MASTERLINKS                                                                    5                       20
   4            140 1/2 LINKS                                                                     12                       48
   1            2" BALL VALVE                                                                     20                       20
   2            1 1/2" BALL VALVE                                                                 13                       27
   2            1 1/4" BALL VALVE                                                                 11                       21
   50           1/8" WIRE ROPE                                                                     0                        8
   200          3/8" WIRE ROPE                                                                     0                       48
   1            REGULATOR                                          1145511                       641                      641
   2            BULB                                               1M5898                         10                       20
   4            BULB                                               7H2976                          3                       12
   5            FILTER                                             P553634                         6                       31
   2            FILTER                                             P556245                         3                        6
   2            FILTER                                             612506                         37                       73
   2            FILTER                                             1R0712                          7                       13
   2            FILTER                                             612506                         37                       73
   6            50W MIN. LAMP                                      37498-3                         4                       24
   6            3/4" RIDGID STRAP                                  H68                             0                        1
   4            PLUG CAP                                           1510PW                         11                       45

   4            CONNECTOR BODY                                     1610CW                         16                       65
   6            3/4" GLAND                                         A25-3/4 STR                     9                       54
   6            3/4" GLAND                                         A26-34 90                       9                       54
   10           1/4" ROPE PACKING                                  TS100014                        1                        6
   10           3/8" ROPE PACKING                                  TS100038                        1                       10
   10           1/2" ROPE PACKING                                  TS100012                        1                       13
   4            PLUG (HEADLIGHT)                                   A40                             7                       26
   12           SPLIT BOLT                                         K529                            9                      111
   75           POWER CABLE                                        5KV25HD                         1                      102
   250          14/3 CABLE                                                                         0                       83
   250          14/3 CABLE                                                                         0                       55
   50           3/4" CONDUIT HOSE                                                                  1                       69
   50           1 1/2" CONDUIT HOSE                                                                2                      108
   50           2" CONDUIT HOSE                                                                    3                      150
   24           ELECTRO-KLEEN                                                                      6                      134
   4            20A CONNECTOR                                      2410-CW                        24                       96
   4            20A PLUG CAP                                       2310 PW                        15                       60
   1            400W FLOOD LAMP                                                                  195                      195
   1            SLIP FITTER                                                                       19                       19
   2            400W LAMP                                          34415-0                        22                       45
   4            FILTER                                             KM150                          39                      156
   4            FILTER                                             KM60                           65                      259
   1            AUX. SWITCH                                        458D13                        114                      114
   1            100 AMP BREAKER                                                                  425                      425
   1            800 AMP BREAKER                                                                1,495                    1,495
   1            TRIP UNIT                                          2611D75G05                    475                      475
   1            CONTACT AUX.                                       J11                            34                       34
   4            BURLE MONITOR                                      TC-1914A                      246                      984
   1            600V PLUNGER TYPE LIMITER                          9007-AP221                     54                       54
   1            RELAY                                              A280-120                      269                      269
   3            RELAY                                              AA11P                          23                       68
   1            RELAY                                              0AR2U110A                      54                       54
   2            2 POSITION SELECTOR                                A779-3                         64                      128
   1            400 AMP REVERSING SWITCH                           D845-5                      1,558                    1,558
   2            TRANSFORMER                                        TR15710                       108                      216
   1            SW-LIMIT                                           548-11-01                      18                       18
   1            300 AMP COUPLER                                    PL30DFC067-A1EX               210                      210
   1            600 AMP COUPLER                                    PL60DFC107-00EX               432                      432
   2            2.75" BRASS BUSHING                                A2427-002B                     21                       42
   2            2.75" BRASS BUSHING                                A2428-002B                     22                       43
   4            CLIP GROUND CONNECTOR                              A773-002                        2                        9
   4            CLIP GROUND CONNECTOR                              A773-001                        2                        9

   1            DUST COVER, 400 AMP                                C1326                          99                       99
   1            DUST COVER                                         C705-001                       74                       74
   1            RECEPTACLE 400 AMP                                 C1458-001                     312                      312
   1            PLUG HOUSING                                       C2361-2                       491                      491
   3            INSULATOR PIN                                      609                            58                      173
   3            INSULATOR PIN                                      B610                           58                      173
   3            INSULATOR PIN                                      610                            58                      173
   3            INSULATOR PIN                                      611                            58                      173
   1            400 AMP PACKING HOUSING                            B1301                          52                       52
   6            RETAINING RING                                     A858                            0                        3
   6            RETAINING RING                                     A649                            1                        3
   3            FEMALE GROUND PIN                                  B462-002                       26                       77
   3            MALE GROUND PIN                                    B463A                          18                       55
   3            FEMALE PILOT PIN                                   B614                           14                       43
   3            MALE PILOT PIN                                     B614                           13                       38
   3            RETAINING PIN                                      A3464                           1                        3
   50           WIRE LOCK SEAL                                     A3198                           0                       21
   2            SPIR-O-LOX RETAINING RING                          RR-387-S                        6                       13
   6            FEMALE POWER PIN                                   B613-001                       35                      211
   6            MALE POWER PIN                                     B612-001                       26                      154
   1            METHANE MONITOR                                    80730559                    1,550                    1,550
   1            CALIBRATION KIT                                    80802333                      362                      362
   1            D502 METHAND DISP.                                 80860117                    1,800                    1,800
   1            POWER SUPPLY                                       80860166                    1,380                    1,380
   1            SMART SENSOR                                       80860109                    1,478                    1,478
   1            SENSOR                                             80801459                      296                      296
   1            SPLASH GUARD SENSOR                                80800220                       37                       37
   1            60" BELT                                                                         569                      569
   1            60" BOARD                                                                        778                      778
   10           SPLICE                                             R5-48                          19                      190
   10           PINS                                               NC-48                           5                       52
   10           SPLICE                                             R6-60                          51                      510
   10           PINS                                               NAC-60                         27                      265
   2            RIVETS                                             SRB                           187                      373
   2            RIVETS                                             SRC                           197                      393
   1            MISC. MEDICAL SUPPLIES                                                         2,585                    2,585
   3            BOX CAMERA                                         1012                          535                    1,605
   2            RING RETAINING LENS                                1014                           70                      140
   1            ROTART JOINT                                       1091                          149                      149
   2            LENS CAMERA BOX                                    1013                           20                       40
   2            CAMERA B/W 35MM                                    1005                          376                      752
   1            5000 WATT GENERATOR                                3MK73                         599                      599
   1            POLY CHAIN BELT                                    14M-1960-68                   239                      239
   1            HTD BELT                                           3360-14M-115                  417                      417
   600          CUTTER BITS                                        26007542                        5                    2,970
                                                                                                    -------------------------

                                                                                                                      $71,520

E. MARTIKI INVENTORY @ 7/1/97

   QUANTITY                             DESCRIPTION                PART #                  UNIT COST                    TOTAL
   ---------------------------------------------------------------------------------------------------------------------------
   1            DC CONTACTOR                                       601525-8                     $750                     $750
   1            DEMULTIPLEXOR                                      601843-86                   6,221                    6,221
   6            FH28 HEATER STRIP                                  601547-28                       8                       45
   6            FH47 HEATER STRIP                                  601547-47                       8                       45
   6            FH71 HEATER STRIP                                  601547-71                       8                       45
   6            FH75 HEATER STRIP                                  601547-75                       8                       45
   6            FH80 HEATER STRIP                                  601547-80                       8                       45
   6            FH93 HEATER STRIP                                  601547-93                       8                       45
   6            FUSE                                               600014-102                      3                       16
   1            OVERLOAD                                           601866-2021                 1,665                    1,665
   3            OVERLOAD BASE                                      601548-75                      44                      132
   1            OVERLOAD BASE                                      601548-44                     115                      115
   1            POWER SUPPLY                                       601566-10                   1,290                    1,290
   1            RECEIVER                                           601843-135                  3,022                    3,022
   1            ANTENNA                                            601843-123                     63                       63
   1            SOLENOID ASSEMBLY                                  570553-2                      485                      485
   1            STARTER                                            601878-21                   1,046                    1,046
   1            TRANSMITTER                                        601843-136                  3,182                    3,182
   1            CABLE                                              601843-34                     177                      177
   2            CLAMP                                              1564315-9                     113                      226
   2            CLAMP                                              902224-106                      1                        1
   1            HYD. PUMP                                          506227-28                     926                      926
   2            SHEAR LOAD LOCK                                    534613-23                     225                      450
   2            O-RING                                             910660-273                      2                        4
   2            O-RING                                             910660-138                      0                        1
   2            O-RING                                             910659-220                      1                        2
   2            O-RING                                             910659-447                     14                       29
   2            O-RING                                             910659-226                      3                        7
   2            O-RING                                             910660-244                      0                        1
   2            O-RING                                             910660-437                      2                        3
   2            PIN                                                1069434-205                   534                    1,068
   2            PIN                                                1069432-334                    12                       24

   2            PIN                                                1069432-513                    73                      145
   1            TAIL ROLLER                                        531840-4                      523                      523
   2            1/4" PLUG                                          901924-3                        0                        1
   2            SPRING PIN                                         904685-152                      1                        1
   1            SLIDE SPRING                                       1069585-83                    114                      114
   2            CONVEYOR SHAFT                                     1069528-490                   305                      610
   1            CAP                                                1122770-1                     105                      105
   1            SNAP RING                                          905362-250                      4                        4
   1            PLUG                                               1069452-31                      9                        9
   1            PLUG                                               906512-168                      1                        1
   1            CAP                                                3069141-63                     64                       64
   1            SNAP RING                                          905478-425                      9                        9
   1            PLUG                                               480228                          6                        6
   1            SNAP RING                                          902109-225                      1                        1
   2            PIN                                                1451909                        14                       28
   2            DOWEL PIN                                          1451476-1                       1                        2
   4            SHIM                                               1069533-373                     7                       29
   4            SHIM                                               1069533-374                     8                       32
   4            SHIM                                               1069533-375                     8                       32
   1            VALVE                                              531872-1                      430                      430
   12           NOZZLE                                             1566237-6                       8                       98
   4            PIG EYE 3/8"                                       902140-1                        7                       29
   4            PIG EYE 1/2"                                       902140-2                        5                       20
   4            PIG EYE 3/4"                                       902140-3                        9                       37
   4            PLUG 1/8"                                          901924-2                        0                        1
   4            PLUG 1/4"                                          901924-3                        0                        1
   4            PLUG 3/8"                                          901924-4                        0                        1
   4            PLUG 1/2"                                          901924-5                        0                        1
   4            PLUG 3/4"                                          901924-6                        1                        3
   4            PLUG 1"                                            901924-4                        3                       11
   4            PLUG 1 1/4"                                        901924-8                        5                       18
   2            VENT                                               903458-10                      10                       19
   2            BEARING/HEAD PULLEY                                1143                          319                      639
   2            BEARING/L.V. TAKEUP                                1018                          588                    1,175
   12           4" X 30" ROLLER                                    1008                           37                      442
   11           4" X 11" ROLLER                                    1007                           22                      244
   5            ZIPPER BOOTS                                       1224                           74                      370
   5            ZIPPER BOOTS                                       3424                           69                      345
   5            ZIPPER BOOTS                                       5630                           78                      388
   1            LOT HYDRAULIC FITTINGS                                                         4,850                    4,850
   1            FILTER                                             2P4005                          9                        9
   1            FILTER                                             8N2556                         60                       60

   4            FILTER                                             1R0719                          5                       19
   6            FILTER                                             4P2839                         15                       88
   2            FILTER                                             7W5313                         37                       74
   4            FILTER                                             8N6309                         59                      237
   10           FILTER                                             1R0718                          5                       52
   4            FILTER                                             7J0670                          7                       27
   2            FILTER                                             P181050                         9                       19
   2            FILTER                                             P550534                         3                        6
   4            FILTER                                             P552020                         7                       28
   2            FILTER                                             9M2341                          2                        5
   50           RG-59 COAX                                                                         0                       10
   50           RG-8 COAX                                                                          1                       71
   10           CONNECTOR                                          88-18                           2                       19
   10           CONNECTOR                                          88-2                            2                       18
   5            CONNECTOR                                          CPGD-555                        2                       12
   2            3 15/16 SPROCKET                                   1053                          139                      277
   2            SUPPORT SKID                                       1042                          535                    1,070
   1            CLEVIS JACK LIFT                                   1038                          525                      525
   2            1 1/4" X 4" POLY-BAR                               1304                           32                       65
   1            CLEVIS PROP ROLLER                                 1081                          625                      625
   1            PIN PROP CLEVIS                                    1082                           30                       30
   1            SPACER SKID CLEVIS                                 1021                           15                       15
   2            18" FRAME TAKE-UP                                  1020                          377                      754
   4            BEARING/HEAD/DRIVE PULLEY                          1017                          225                      899
   2            BEARING/TAIL PULLEY                                1263                          144                      288
   2            BEARING/WHEEL                                      1015                          215                      431
   2            BEARING/L.V. DRIVE                                 1016                          389                      779
   1            CONTACTOR                                          DPCK3035AW                    396                      396
   6            HEATER STRIP                                       FH47                            7                       42
   12           250 MCM BUTT CONNECTOR                                                             2                       20
   12           250 MCM LUG                                                                        2                       20
   10           FUSE                                               ATM10                           4                       35
   10           FUSE                                               ATM15                           4                       35
   10           FUSE                                               ATM30                           4                       35
   5            3/4 FUSE                                           KTK                             4                       18
   30           #33 TAPE                                                                           3                       82
   20           #27 TAPE                                                                           7                      139
   30           HIGH VOLT TAPE                                                                     8                      230
   30           MHSA TAPE                                                                          1                       26
   20           SHEILDING TAPE                                                                     4                       79
   10           2520 TAPE                                                                         12                      123
   10           140 CHAIN                                                                         22                      219

   4            140 MASTERLINKS                                                                    5                       20
   4            140 1/2 LINKS                                                                     12                       48
   1            2" BALL VALVE                                                                     20                       20
   2            1 1/2" BALL VALVE                                                                 13                       27
   2            1 1/4" BALL VALVE                                                                 11                       21
   50           1/8" WIRE ROPE                                                                     0                        8
   200          3/8" WIRE ROPE                                                                     0                       48
   1            REGULATOR                                          1145511                       641                      641
   2            BULB                                               1M5898                         10                       20
   4            BULB                                               7H2976                          3                       12
   5            FILTER                                             P553634                         6                       31
   2            FILTER                                             P556245                         3                        6
   2            FILTER                                             612506                         37                       73
   2            FILTER                                             1R0712                          7                       13
   2            FILTER                                             612506                         37                       73
   6            50W MIN. LAMP                                      37498-3                         4                       24
   6            3/4" RIDGID STRAP                                  H68                             0                        1
   4            PLUG CAP                                           1510PW                         11                       45
   4            CONNECTOR BODY                                     1610CW                         16                       65
   6            3/4" GLAND                                         A25-3/4 STR                     9                       54
   6            3/4" GLAND                                         A26-34 90                       9                       54
   10           1/4" ROPE PACKING                                  TS100014                        1                        6
   10           3/8" ROPE PACKING                                  TS100038                        1                       10
   10           1/2" ROPE PACKING                                  TS100012                        1                       13
   4            PLUG (HEADLIGHT)                                   A40                             7                       26
   12           SPLIT BOLT                                         K529                            9                      111
   75           POWER CABLE                                        5KV25HD                         1                      102
   250          14/3 CABLE                                                                         0                       83
   250          16/3 CABLE                                                                         0                       55
   50           3/4" CONDUIT HOSE                                                                  1                       69
   50           1 1/2" CONDUIT HOSE                                                                2                      108
   50           2" CONDUIT HOSE                                                                    3                      150
   24           ELECTRO-KLEEN                                                                      6                      134
   4            20A CONNECTOR                                      2410-CW                        24                       96
   4            20A PLUG CAP                                       2310PW                         15                       60
   1            400W FLOOD LAMP                                                                  195                      195
   1            SLIP FILTER                                                                       19                       19
   2            400W LAMP                                          34415-0                        22                       45
   4            FILTER                                             KM150                          39                      156
   4            FILTER                                             KM60                           65                      259
   1            AUX. SWITCH                                        458D13                        114                      114
   1            100 AMP BREAKER                                                                  425                      425

   1            800 AMP BREAKER                                                                1,495                    1,495
   1            TRIP UNIT                                          2611D75G05                    475                      475
   1            CONTACT AUX.                                       J11                            34                       34
   4            BURLE MONITOR                                      TC-1914A                      246                      984
   1            600V PLUNGER TYPE LIMITER                          9007-AP221                     54                       54
   1            RELAY                                              A280-120                      269                      269
   3            RELAY                                              AA11P                          23                       68
   1            RELAY                                              0AR2U110A                      54                       54
   2            2 POSITION SELECTOR                                A779-3                         64                      128
   1            400 AMP REVERSING SWITCH                           D845-5                      1,558                    1,558
   2            TRANSFORMER                                        TR15710                       108                      216
   1            SW-LIMIT                                           548-11-01                      18                       18
   1            300 AMP COUPLER                                    PL30DFC67-A1EX                210                      210
   1            600 AMP COUPLER                                    PL60DFC107-00EX               432                      432
   2            2.75" BRASS BUSHING                                A2427-002B                     21                       42
   2            2.75" BRASS BUSHING                                A2428-002B                     22                       43
   4            CLIP GROUND CONNECTOR                              A773-002                        2                        9
   4            CLIP GROUND CONNECTOR                              A773-001                        2                        9
   1            DUST COVER, 400 AMP                                C1326                          99                       99
   1            DUST COVER                                         C705-001                       74                       74
   1            RECEPTACLE 400 AMP                                 C1458-001                     312                      312
   1            PLUG HOUSING                                       C2361-2                       491                      491
   3            INSULATOR PIN                                      609                            58                      173
   3            INSULATOR PIN                                      B610                           58                      173
   3            INSULATOR PIN                                      610                            58                      173
   3            INSULATOR PIN                                      611                            58                      173
   1            400 AMP PACKING HOUSING                            B1301                          52                       52
   6            RETAINING RING                                     A858                            0                        3
   6            RETAINING RING                                     A649                            1                        3
   3            FEMALE GROUND PIN                                  B462-002                       26                       77
   3            MALE GROUND PIN                                    B463A                          18                       55
   3            FEMALE PILOT PIN                                   B614                           14                       43
   3            MALE PILOT PIN                                     B614                           13                       38
   3            RETAINING PIN                                      A3464                           1                        3
   50           WIRE LOCK SEAL                                     A3198                           0                       21
   2            SPIR-O-LOX RETAINING RINGS                         RR-387-S                        6                       13
   6            FEMALE POWER PIN                                   B613-001                       35                      211
   6            MALE POWER PIN                                     B612-001                       26                      154
   1            5000 WATT GENERATOR                                3MK73                         599                      599
   1            POLY CHAIN BELT                                    14M-1960-68                   239                      239
   1            HTD BELT                                           3360-14M-115                  417                      417
                                                                                                    --------------------------
                                                                                                                      $53,247

F. MISCELLANEOUS INVENTORY @ 7/31/97

   QUANTITY                             DESCRIPTION                PART #                    UNIT COST                 TOTAL
   ---------------------------------------------------------------------------------------------------------------------------

   2,630        RG8 COAX                                           1001                        $0.35                     $921
   17,400       COAX VIDEO RG-8                                    1002                            0                    2,175
   373          COAX 5 CONDUCTOR                                   1003                            1                      421
   4            CAMERA B/W 35MM                                    1005                          376                    1,504
   6            LENS 8.5 CAMERA                                    1006                           88                      528
   4            ROLLER 4"X29-3/4                                   1008                           37                      147
   400          CLIP ROLLER                                        1011                            2                      672
   4            BOX CAMERA                                         1012                          535                    2,140
   11           LEN CAMERA BOX                                     1013                           20                      220
   3            RING RETAINING LENS                                1014                           70                      210
   4            SPACER SKID CLEVIS                                 1021                           15                       60
   4            KEEPER SKID CLEVIS PIN                             1022                            5                       20
   1            VALVE 2 SECTION                                    1024                          308                      308
   1            HITCH ASSY. FEMALE                                 1025                          880                      880
   1            PULLY WING 10"X57"                                 1027                          544                      544
   2            PULLY 11"X69" WING                                 1029                          845                    1,690
   1            CYLINDER PROP 8"X228"                              1032                        9,498                    9,498
   1            CYLINDER SKID                                      1033                        1,918                    1,918
   1            CYLINDER PROP.                                     1034                        6,311                    6,311
   2            PIN PROP.                                          1037                          200                      400
   2            ROD END SKID CYLINDER                              1039                        1,595                    3,190
   10           SPACER BRASS                                       1040                           62                      620
   7            BOX ROLLER N/S                                     1041                        1,807                   12,648
   12           ROLLER EX. SHAFT 4"X33"                            1048                           37                      447
   8            ROLLER EX. SHAFT 4"X15-3/4"                        1049                           25                      199
   2            LINK OFFSET 140                                    1050                           10                       19
   2            CONNECTING LINK 140 CHAIN                          1051                            4                        9
   10           6.50 X 10.50 TIRES WHEELS                          1054                          260                    2,600
   2            POWER UNIT                                         1056                        6,126                   12,253
   2            PUSHER ASSY.                                       1057                          509                    1,018
   1            FOOT VALVE                                         1061                          294                      294
   1            HANDLES                                            1063                           32                       32
   2            GUARD FOR OVER HEAD HEATERS                        1064                           68                      135

   1            LG. DIAMOND BAR SPOOLING DEVICE                    1066                        1,250                    1,250
   2            SM. DIAMOND BAR SPOOLING DEVICE                    1067                          545                    1,090
   98           BELTING 28" 2 PLY 3/32 X 3/32                      1068                           15                    1,507
   13           GREASE VALVE                                       1070                           14                      180
   4            TAKE-UP JACK                                       1071                           60                      240
   3            POLY CHAIN BELT                                    1075                          217                      650
   2            100 AMP VOLT BRAKER                                1078                          225                      450
   1            100 AMP VOLT BRAKER                                1078                          222                      222
   4            30 HP MOTOR                                        1079                        3,348                   13,391
   2            CLEVIS PROP ROLLER                                 1081                          625                    1,250
   1            DEUBLIN UNION 3" 1000 PSI                          1083                          425                      425
   1            DENISON MAIN HYD PUMP                              1086                        4,790                    4,790
   1            SPOOLING DEVICE SM. COMPLET                        1087                        1,495                    1,495
   5            ROTARY JOINT                                       1091                          149                      747
   4            CAP ROLLER PROP ASSY.                              1095                          195                      780
   2            CAP ROLLER PROP ASSY.                              1095                          175                      350
   4            SPACER PROP. ROLLER                                1096                           40                      160
   2            SPACER PROP. ROLLER                                1096                           20                       40
   4            ROLLER 8" PROP. ASSY                               1097                          566                    2,265
   3            MONITOR BURLE                                      1105                          246                      738
   2            PACKING KIT DEUBLIN UNION                          1106                           34                       68
   3            PLANTARY CASE ASSY.                                1108                        3,600                   10,800
   1            TRANSFER CASE ASSY. R.H.                           1109                        9,200                    9,200
   1            ADAPTOR PLANTARY PLT.                              1110                          630                      630
   2            ADAPTOR PLANTARY PLT.                              1110                          819                    1,637
   1,500        HOSE AIR 3"                                        1123                            6                    9,180
   2            CAP PIN PROP ARM                                   1124                           50                      100
   1            SOLONOID POWER UNIT CABLE REEL                     1126                          160                      160
   1            PUMP MAIN HYD.P8W                                  1128                        2,730                    2,730
   1            POT GEAR-44                                        1129                       16,630                   16,630
   1            POT GEAR-45                                        1130                       16,630                   16,630
   3            COLLER 8" PROP. CYLINDER                           1133                          700                    2,100
   78           COAX CABLE END                                     1135                            2                      148
   100          COAX CABLE END                                     1136                            2                      180
   3            CONNECTOR RECPT. 250MCM                            1138                          627                    1,880
   20           COAX CABLE CONNECTOR                               1139                            2                       46
   9            CLEVIS SKID CYLINDER                               1140                          685                    6,165
   3            MOTOR 40 HP 324T 1770 RPM                          1150                          340                    1,020
   1            PUMP TYRONE LIFT SKID                              1151                          850                      850
   2            SHAFT TORQUE                                       1153                          163                      325
   2            SHAFT TORQUE                                       1153                          185                      370
   6            TIRE AND WHEEL ASSY.                               1154                          489                    2,932

   4            FILTER PALL 3 MICRON                               1159                          130                      520
   1            CARTRIDGE RELIEF                                   1160                           82                       82
   1            CARTRIDGE FIXED FLOW                               1161                           32                       32
   1            PUMP COMMERCIAL PIGGY BACK                         1162                          760                      760
   4            RELAY TIMING                                       1163                           54                      216
   1            COUPLER LOVEJOY COMPLET                            1164                           42                       42
   1            BRACKET DRIVE DOG RETAINER                         1167                           95                       95
   1            MOTOR CABLE REEL                                   1169                          314                      314
   2            PUMP HYD.JOY MINER                                 1170                          416                      832
   1            PUSHER ROLLER ASSY. COMPLET                        1171                        4,775                    4,775
   1            PUSHER ROLLER ASSY. COMPLET                        1171                        4,775                    4,775
   1            PUSHER ROLLER ASSY. COMPLET                        1171                        4,775                    4,775
   1            MOTOR CROSS CONVEYOR                               1772                          910                      910
   10           PULLY MOTORIZED DRIVE                              1177                        7,083                   70,826
   4            CYLINDER BAT WING SIDE COVER                       1178                          239                      955
   4            BEARING PBE9201-7/16                               1179                           63                      251
   1            SPOOLING DEVICE LG.                                1184                        3,800                    3,800
   1            FILTER CROSS PUMP                                  1185                           41                       41
   2            MOTOR CONVYOR JOY                                  1187                          952                    1,904
   2            SHAFT MOTOR HWH                                    1189                          713                    1,426
   4            CHAIN CONVEYOR HWH                                 1190                          506                    2,024
   4            CYLINDER BAT WING HEAD COVER                       1191                          240                      960
   2            CLUTCH KIT REBUILD HWH                             1232                        1,535                    3,070
   1            FLANGE ASSY.INPUT                                  1233                          855                      855
   1            PLATE PRUSSURE ASSY.                               1234                          340                      340
   2            Misc Hardware                                      1251                            1                        2
   1            REVERSING MECHANISM ASSY                           1255                          975                      975
   2            ROLLER TAIL CONVEYOR HWH                           1256                        1,029                    2,058
   1            COMMERCIAL VALVE DVG35                             1261                        4,591                    4,591
   4            ROLLER PUSHER 10"                                  1272                        1,256                    5,024
   1            PUSHER ASSY. 10"                                   1274                        4,500                    4,500
   1            MONITOR                                            1275                          246                      246
   11           GASKET CAMERA LENS                                 1279                            5                       55
   29           SLEEVE BIT HWH                                     1285                           51                    1,467
   1            SLEEVE BIT HWH                                     1285                           51                       51
   30           BLOCK BIT W/ SLEEVE                                1286                           88                    2,630
   1            MOTOR HOSE REEL                                    1288                          135                      135
   1            DRUMS HWH COMP. SET CUTTER                         1289                       25,937                   25,937
   38           CHAIN CONVEYOR JOY 1415                            1290                          186                    7,066
   6            LINK MASTER 1415                                   1291                           32                      189
   6            LINK ROLLER 1415                                   1292                           20                      117
   1            TRANSFORMER ISOLATION 3 PH,                        1295                        4,009                    4,009

   1            BUSHING TAPER LOCK 4-7/16"                         1296                          328                      328
   1            BUSHING TAPER LOCK 3-15/16"                        1297                          328                      328
   2            PULLY MOTORIZED DRIVE                              1303                        1,155                    2,310
   2            TRACK BELT ASSY.58 PADS                            1305                       10,125                   20,250
   1            ROLLER TAIL RECON.                                 1306                          378                      378
   4            KIT CONTROL RING FLANGE                            1309                           10                       41
   3            TERMINAL                                           1310                            2                        6
   4            BOLT SUPER 1-1/4 X 7 X 4.5                         1313                          122                      487
   10           BOLT SUPER 1-1/4 X 7 X 4.5                         1313                          122                    1,218
   2            CONNECTOR PLUG 4/0 CABLE                           1317                          622                    1,243
   2            CONNECTOR RECPT.4/0 CABLE                          1318                          563                    1,126
   1            SHAFT CONVEYOR DRIVE HWH                           1326                        1,635                    1,635
   80           CHAIN FLIGHT SECTION HWH                           1330                          386                   30,880
   1            DRILL RIB                                          1337                       33,197                   33,197
   6            CUP TIMKEN                                         1346                           30                      179
   6            CONE TIMKEN                                        1347                           53                      318
   3            SEAL CAT                                           1348                           20                       61
   3            RING RETAINING                                     1349                            9                       27
   4            SHIM                                               1359                           18                       72
   12           SHIM                                               1360                           10                      120
   12           SHIM                                               1361                           10                      120
   2            PUMP P7 PIGGY BACK                                 1363                        1,150                    2,300
   1            PUMP MOTOR RECON.                                  1365                          643                      643
   1            TRACK ASSY. 50 PADS HWH                            1368                        8,735                    8,735
   1            PUMP P7W RECON                                     1371                        2,462                    2,462
   1            VALVE DIRECTIONAL CONTROL                          1373                        1,334                    1,334
   4            ACTUATOR ROTARY                                    1375                          957                    3,827
   3            CONE TIMKEN                                        1352                           34                      101
   3            CUP TIMKEN                                         1353                           20                       61
   3            CONE TIMKEN                                        1354                           36                      107
   3            CUP TIMKEN                                         1355                           18                       55
   6            CONE TIMKEN                                        1356                           18                      109
   6            CUP TIMKEN                                         1357                           10                       61
   3            SEAL CHICAGO RAWHIDE                               1358                           13                       39
   9            BEARING WHEEL                                      1015                          215                    1,937
   1            PUSHER ROLLER ASSY.COMPLET                         1171                        4,980                    4,980
   2            CONNECTING LINK 140 CHAIN                          1051                            4                        9
   2            LINK OFFSET 140                                    1050                           10                       19
   10           140 ROLLER CHAIN                                   1052                          171                    1,705
   50           CLIP ROLLER DOUBLE W/OFFSET                        1380                            2                       98
   1            SPROCKETT 160 W/3 15/16                            1383                          168                      168
   1            CHAIN 160                                          1384                           24                       24

   4            LINK MASTER 160                                    1385                            6                       23
   4            LINK OFFSET 160                                    1386                           11                       45
   6            TRANSFORMER FOR CAR                                1387                          108                      648
   1            VALVE BANK JOY MINER                               1186                        1,015                    1,015
   3            PULLY DRUM 10"X57"                                 1030                          611                    1,834
   1            10X57 ROLLER N/SHAFT                               1390                          415                      415
   2            PIN PROP. ARM                                      1125                          170                      340
   1            TRANSFER CASE ASSY.                                1107                        3,777                    3,777
   6            COUPLER LOVEJOY COMPLET                            1164                           49                      294
   2            BEARING SKID END                                   1391                          325                      650
   43           POLY BAR 1 1/4 X 4 X 48                            1084                           25                    1,078
   2            SPROCK 140B1315H 3 15/16                           1053                          139                      277
   20           140 ROLLER CHAIN                                   1052                           20                      391
   4            CONNECTING LINK 140 CHAIN                          1051                            4                       18
   4            LINK OFFSET 140                                    1050                           10                       38
   33           POLY BAR 2" X 4" X 60"                             1085                           49                    1,611
   41           POLY BAR 1-1/4"X4"X60"                             1304                           30                    1,237
   1            MOTOR 100HP.                                       1394                          704                      704
   3            VALVE BOSCH FOR STACKER                            1395                          208                      624
   1            VALVE COMPENSATOR                                  1396                          346                      346
   2            INSERT 600 MAG. COUPLER                            1158                           45                       91
   1            10X57 ROLLER N/SHAFT                               1390                          414                      414
   3            10X57 ROLLER N/SHAFT                               1390                          472                    1,415
   1            ROLLER TAIL 10X51                                  1400                          218                      218
   6            PLANTARY CARRIER CASTING                           1402                        2,425                   14,550
   1            GRIPPER BELT                                       1181                          625                      625
   2            PROP ROLLER SHAFTS                                 1404                          400                      800
   4            ROLLER LIFT COLLUMN                                1122                        3,348                   13,392
   2            PULLY WING 10"X57"                                 1027                          991                    1,983
   75           ROLLER 4"X10-15/16                                 1007                           27                    2,029
   100          ROLLER 4"X29-3/4                                   1008                           38                    3,848
   28           CPN-8 FOR RG-8 COAX                                1405                            3                       81
   2            PIN PROP CLEVIS                                    1082                           75                      150
   6            AXLE ASSY.                                         1055                          185                    1,110
   6            AXLE ASSY.                                         1055                          185                    1,110
   28           PIN INDEX                                          1090                           15                      420
   4            PIN SKID CLEVIS                                    1023                          185                      740
   6            BEARING HEAD PULLY                                 1143                          319                    1,916
   13           BEARING HEAD/DRIVE PULLY                           1017                          215                    2,799
   15           BEARING TAIL PULLY                                 1263                          144                    2,160
   13           BEARING TAKE UP                                    1089                          162                    2,100
   4            BEARING L.V. DRIVE                                 1016                          351                    1,404
   3            BEARING TAKE UP L.V.                               1018                          588                    1,763
   4            FRAME 18" TAKE UP                                  1020                          348                    1,390
   1            SENSOR SMART                                       1407                        1,478                    1,478
   2            CLUTCH ASSY. COMPLET HWH                           1332                        4,350                    8,700
   6            LIGHT HEAD 12 VOLT                                 1131                          145                      870
                                                                                                    --------------------------

                                                                                                                     $549,481


G.  LAND, ETC.

                DESCRIPTION                                                         LOCATION         DATE ACQUIRED
------------------------------------------------------------------------------------------------------------------

LAND
   Land surrounding MTI buildings                                                   Coalton, KY        11/02/95
   All land located in Boyd, Greenup, Carter and Elliott Counties in Kentucky       Various            11/02/95
   (This land has been mined and reclaimed)

BUILDINGS
   Mining Technologies Office Building                                              Coalton, KY        11/02/95
   Car Shop                                                                         MT Car Shop        11/02/95
   Fab Shop                                                                         MT Fab Shop        11/02/95
   Main Shop                                                                        AEI Shop           11/02/95
   Accounting Office                                                                9431 US RT 60      11/02/95
   Executive Office                                                                 1500 N. Big Run    11/02/95
   Aircraft Hangar                                                                  Wayne Co., WV      11/02/95
   House Office - Mike Johnson's Office                                             1932 Carter Ave.   11/02/95
   Route 23 Transfer Station                                                        Greenup Co., KY    11/02/95
   Stacy Tract in Greenup County                                                    Greenup Co., KY    11/02/95
   Newsome Tract in Greenup County                                                  Greenup Co., KY    11/02/95
   Mays Tract in Greenup County                                                     Greenup Co., KY    11/02/95
   Vine Center Condominium Unit No. 1907                                            Lexington, KY      11/02/95

FURNITURE, FIXTURES & OFFICE EQUIPMENT
   Office furniture located at above buildings                                      Various            Various

DATA PROCESSING EQUIPMENT
   Data processing equipment located at above buildings                             Various            Various